SEI INVESTMENTS


                                          Annual Report as of September 30, 2001


                                           SEI Institutional International Trust


                                                       International Equity Fund

                                                    Emerging Markets Equity Fund

                                                 International Fixed Income Fund

                                                      Emerging Markets Debt Fund

TABLE OF CONTENTS


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Management's Discussion and Analysis of Fund Performance   1
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Report of Independent Public Accountants                   9
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Schedules of Investments                                  10
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Statements of Assets and Liabilities                      26
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Statements of Operations                                  27
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Statements of Changes in Net Assets                       28
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Financial Highlights                                      30
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Notes to Financial Statements                             31
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Notice to Shareholders                                    37
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
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2001

International Equity Fund

Objective
The International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.


Strategy
The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.


Analysis
Equities already lost considerable ground during the year ended September 30, 2001 when the terrorist attacks shocked the world, causing a further sell-off in global equity markets that was swift and severe. Overall, the non-U.S. developed equity markets collectively lost more than 28% in U.S. dollar terms during the period. All 21 equity markets included in the index, as well as 22 of the 23 industry groups, posted negative results. Only the food, beverage and tobacco industry squeezed out a single-digit positive return. Growth stocks fell further than value stocks by a large margin. In general, cash was king. Traditional defensive sectors, such as consumer staples and health care, performed relatively better than the battered areas of technology and telecommunications where earnings shortfalls and downward guidance on future growth dominated.

Fund performance was weak, both in absolute terms and relative to the benchmark. Despite positive stock selection, the Fund's overweight position to the information technology and telecom services sectors detracted from performance. Country selection -- albeit a fallout from stock picking -- was a contributor, but not enough to overcome the negative forces. Driven by a quest for stable earners, the Fund's better performers included British American Tobacco, Unilever, pharmaceutical and healthcare-related companies Altana, Welfide, and Sanofi-Synthelabo, as well as UK insurer Royal & Sun Alliance, Japanese real estate developer Sumitomo Realty and Development and telecom operator Swisscom.

The Fund's value-oriented managers outpaced the MSCI EAFE index over the period. Strong stock selection was mainly generated in the autos, banking, media and energy industries. Holdings such as French carmaker Peugeot, Eni in Italy, Royal Bank of Scotland, Honda Motor and Canon added significant value. The portfolio also benefited from stock selection in France, Canada, Germany, Italy and the United Kingdom. The focus in these markets were energy, industrials and utilities.

The growth managers' exposure to growth-oriented stocks such as Vodafone, NTTDoCoMo, Ericsson, Fujitsu, Nortel Networks and Mediaset detracted from performance during the global sell-off. For example, share prices of semiconductor companies were battered by sluggish orders and stalled deliveries. During the period, many surmised that excess inventories were close to a bottom and that demand would soon return. By the end of the period, however, recovery expectations were pushed out further. Interestingly, after weakening through most of the period, telecom services' stocks rebounded following the terrorist attacks. Low valuations in light of currently low interest rates may have helped. We remain confident in our managers' abilities as their growth orientation has proven over time to add significant value.

At a time when all three major economic regions were weak, the recent attacks raise new doubts about the near-term recoveries that were beginning to be expected in the United States and Europe. We had a major de-rating in stocks, and the equity markets must adjust to the prospect of a more pronounced downtown. Our managers continue to examine companies in light of further economic slowdown anticipated by the recent events. They believe that the short-term impact of the combination of more negative growth, more positive liquidity, a weaker U.S. dollar and equity weakness has already led to more attractive valuations -- which should present investment opportunity going forward.

The Fund is positioned to capitalize on restructuring efforts in globally competitive sectors. Our managers continue to believe that it will be





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SEI Institutional International Trust / Annual Report / September 30, 2001     1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2001

International Equity Fund (Concluded)


those companies with executable business models that will excel despite their industry or country of domicile. Exposure to high-quality telecom and technology shares is fueled by our managers' view of the industries' long-term growth potential. Within the telecom sector, several of our managers favor the wireless companies over the incumbent carriers given the long-term thesis of wireless as a business. Fund holdings are focused on well-capitalized companies with strong management teams and solid strategies.

The Fund is positioned to take advantage of many of the trends that likely will drive returns in the future. However, it is doing so in a risk controlled manner. The Fund was structured with six specialist investment managers, each investing within a specific area of the market and with a unique investment process. The Fund's structure guarantees that it will remain well diversified, with no single region, country, industry or stock dominating.


International Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                          Annualized  Annualized  Annualized
                One Year      3 Year      5 Year     10 Year
                  Return      Return      Return      Return
--------------------------------------------------------------------------------
Class A           -30.85%     -0.23%       0.04%       3.73%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the SEI International Equity Fund versus the Morgan Stanley MSCI EAFE Index

[LINE GRAPH OMITTED]



         SEI International Equity Fund      Morgan Stanley MSCI EAFE Index
9/30/91            100,000                               100,000
9/30/92             98,050                                92,880
9/30/93            118,278                               117,354
9/30/94            125,753                               128,902
9/30/95            131,085                               136,378
9/30/96            143,997                               148,134
9/30/97            159,203                               166,191
9/30/98            145,272                               152,331
9/30/99            200,273                               199,477
9/30/00            208,584                               205,820
9/30/01            144,236                               146,853

(1) For the period ended September 30, 2001. Past performance is no indication of future performance. Class D Shares were offered beginning on May 1, 1994. The Performance shown for the Class D Shares prior to such date is synthetic performance derived from the performance of Class A Shares adjusted to reflect the maximum sales charge of 5.0% for the Class D Shares. Class A Shares were offered beginning December 30, 1989.



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(2) SEI Institutional International Trust / Annual Report / September 30, 2001

Emerging Markets Equity Fund



Objective
The Emerging Markets Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.


Strategy
The Emerging Markets Equity Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investment Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.


Analysis
For the year ending September 30, 2001, Emerging Equity Markets returned -33.2% as measured by the MSCI Emerging Markets Free Index. The Emerging Markets Equity Fund declined 33.8%. In a period of increasing risk aversion and downward earning revisions, the Global Emerging Growth manager was responsible for most of the negative performance. The GARP (growth at a reasonable price) manager also suffered in this volatile environment as some of its higher beta holdings in the technology and telecom sectors underperformed. On the positive side, some of the regional specialists and the Global Emerging Value manager provided most of the support, in part benefiting from their style, but also demonstrating superior stock selection across markets and industries.

The year ending September 30, 2001 has been characterized by a market environment in which the global economy continued to decelerate, earning expectations continued to fall, and a series of liquidity driven mini rallies failed to materialize. Sentiment for the asset class worsened on the back of the unresolved financial crisis in Turkey and Argentina that commenced in January 2001. There was no place to hide in emerging markets, although some countries provided some partial shelter. Among the larger markets, Mexico and South Africa outperformed the index. On the other hand, Brazil and Taiwan suffered the most. Investors lost confidence in Brazil as the government was forced to increase interest rates in order to reduce the pressure on its currency due to spill over effects of the Argentine crisis. The Taiwanese equity market, heavily weighted in electronic exporters, suffered on declining demand from OECD countries. Israel and Turkey were the worst performing markets, driven by the sharp decline in technology stocks in the first case, and the financial crisis and devaluation in the case of Turkey. Some smaller markets in Asia provided support to the index. In the case of Malaysia, Thailand, and Indonesia, stock prices were driven by domestic investors, as most international investors avoided these countries due to a recent history of devaluation, social and political unrest, and capital controls and government intervention. The country allocation policy has been positive for the portfolio. The managers added value by overweighting some markets such as Mexico and Russia, and by underweighting Taiwan and Israel. Avoiding Argentina and reducing the allocation to Turkey after the devaluation proved to be beneficial for the portfolio.

On an industry basis, the global sell off in technology, media, and telecom stocks that commenced in March 2000, extended into 2001 as earnings continued to be revised downward. Within those industries, software was the worst performing industry, followed by media, hardware, and telecom. This weakness broadened into other industries, leaving no segment of the market with positive returns for the period. Defensive segments of the market were able to provide some support. Pharmaceutical, food & beverage, retail, energy, and resource stocks were among the winners during this period. The effects of industry allocation were negative for the portfolio. On the negative side, the Fund remained overweight to telecom, media, and hardware stocks, and underweight to food & beverage, and resource stocks throughout the year. Balancing some of the negatives, the Fund was initially overweight to software stocks until the managers timely reduced those positions as visibility in earnings deteriorated towards the end of 2000. Finally, the overweight to energy and pharmaceutical stocks contributed positively to the portfolio.





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SEI Institutional International Trust / Annual Report / September 30, 2001     3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2001


Emerging Markets Equity Fund (Concluded)


Security selection was strong in many countries and across industries. Stocks that did well were leveraged to domestic growth and somewhat isolated from the uncertain global economic environment. Cash generating businesses with healthy balance sheets did particularly well as risk aversion and declining markets made raising capital difficult for emerging markets companies. Some examples of these themes could be found in countries like China, India, or South Africa, and in industries such as banks, material, pharmaceutical, and telecom. Stock selection was particularly weak within the technology sector in Korea and Taiwan. The managers in the Fund maintained their bets on blue chip companies such as Taiwan Semiconductor and Samsung Electronics, confident that those strong franchises would benefit in the long term from industry consolidation and pick up in global demand.


Emerging Markets Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                          Annualized  Annualized  Annualized
                One Year      3 Year      5 Year   Inception
                  Return      Return      Return     to Date
--------------------------------------------------------------------------------
Class A           -33.84%     -0.41%     -11.93%      -6.99%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the SEI Emerging Markets Equity Fund, versus the IFC Investable Composite Index

[LINE GRAPH OMITTED]

        SEI Emerging Markets   Morgan Stanley MSCI Emerging     IFC Investible
             Equity Fund              Markets Free Index        Composite Index
1/31/95         10,000                      10,000                   10,000
9/30/95         10,651                      10,755                   10,669
9/30/96         11,464                      11,316                   11,592
9/30/97         12,662                      12,060                   12,207
9/30/98          6,150                       6,295                    6,496
9/30/99          9,116                       9,853                   10,171
9/30/00          9,181                       9,893                   10,102
9/30/01          6,075                       6,613                    6,866

1 For the period ended September 30, 2001. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995.


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4  SEI Institutional International Trust / Annual Report / September 30, 2001

International Fixed Income Fund


Objective
The International Fixed Income Fund seeks to provide capital appreciation and current income through investments in fixed income securities of non-U.S. issuers. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their Funds. The Fund invests primarily in investment-grade, non-U.S. dollar denominated government obligations. Although there are no restrictions on the Fund's overall duration, under normal conditions it is expected to range between four and six years.


Strategy
Fund construction entails a two-stage process which combines fundamental macroeconomic analysis and technical price analysis. First, a fundamental judgment is made about the direction of a market's interest rates and its currency. A technical price overlay is then applied to the fundamental position to ensure that the Fund is not substantially overweighted in a declining market or underweighted in a rising one.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund will generally be diversified across 6 to 12 countries with continual exposure to the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.


Analysis
For the fiscal year ended September 30, 2001, the International Fixed Income Fund returned 3.16% to underperform the Salomon Brothers Non-U.S. World Government Bond Index return of 4.56%.

During the last quarter of 2000, the Fund's overweight to the euro, an overweight to Greek bonds, and an underweight to Japanese bonds all served to enhance relative returns. Positioning in the British pound throughout the period held back relative returns. The euro's prospects finally turned when a string of weaker economic reports in the U.S. brought into question the assumption that the U.S. would grow faster than Europe. In addition, the NASDAQ fell more than 32% during the last quarter of the calendar year, slowing demand for U.S. assets and the dollars needed to purchase them. The Japanese yen weakened considerably during the last two months of 2000 as disappointing economic and business survey reports were released towards the end of the year coupled with large announced bankruptcies sapped investor confidence in the country. The dive in the Japanese stock market also dissuaded foreign investment and demand for yen. The Fund's underweight to the yen paid off when the yen depreciated at the end of the year. Japanese bonds ended the year lower due to the hike in overnight interest rates and plans by the Japanese government to increase issuance of short-term debt while reducing its monthly purchases of yen-denominated government securities. An underweight to Japanese bonds enhanced relative returns.

Over 2001 the euro fell over the first half of the year before benefited from U.S. dollar weakness from June onwards as the U.S. economy slowed considerably. A string of weak manufacturing and employment reports in the U.S. dampened investor confidence and demand for U.S. dollars. Euro-denominated bonds struggled early in the period despite a 25 basis-point cut in interest rates by the European Central Bank ("ECB") in May. Higher than expected inflation and money growth reports convinced investors that the ECB would refrain from further reductions. However, euro bond markets rallied through the summer as slumping equity markets attracted investors looking for safety. In addition, moderating European inflation and weakening manufacturing reports convinced the ECB to trim another 25 basis points from the overnight rate to 4.25% in August. The ECB eased another 50 basis points in September in response to the events of September 11. The Fund's euro positioning detracted from performance over the period.

Over the period British bonds also benefited from safe-haven equity flows. In Eastern Europe, Hungarian bonds and its currency rallied as the country initiated pro-market reforms for its currency and bonds, including allowing foreigners to purchase Hungarian government bonds with less than one year to maturity and trade the currency in derivatives. Polish bonds rallied, but the currency fell relative to the euro as nervousness from Argentina's debt troubles spilled over into





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SEI Institutional International Trust / Annual Report / September 30, 2001     5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2001


International Fixed Income Fund (Concluded)


Poland. In addition, Poland's deteriorating budget deficit caused concern. This detracted from performance over the last quarter.

The Japanese yen also weakened over the first half of the year before benefiting from U.S. dollar weakness from June onwards. The Japanese economy continued to remain weak, which softened yen mid-period. However, new accounting rules that require Japanese firms to value their investments at the 30th September half fiscal year encouraged Japanese exporting firms to repatriate foreign assets and create yen demand towards the end of August. Japanese bonds registered small gains during the period, but underperformed most other developed bond markets. As the global slowdown progressed during the period, the government hinted that it would increase spending in order to stimulate the economy. Investors questioned whether there would be enough demand to soak up the new bond supply to pay for increased spending.


International Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                          Annualized  Annualized  Annualized
                One Year      3 Year      5 Year   Inception
                  Return      Return      Return     to Date
--------------------------------------------------------------------------------
Class A             3.16%     -2.74%       0.92%       4.00%
--------------------------------------------------------------------------------


Comparison of Change in the Value of a $100,000 Investment in the SEI International Fixed Income Fund, versus the Salomon WGBI, Non-U.S.

[LINE GRAPH OMITTED]


         SEI International Fixed Income Fund, Class A   Salomon WGBI, Non-U.S.
9/30/93                      10,000                               10,000
9/30/94                      10,333                               10,557
9/30/95                      12,385                               12,434
9/30/96                      12,822                               12,936
9/30/97                      12,971                               12,826
9/30/98                      14,589                               14,154
9/30/99                      14,390                               14,368
9/30/00                      13,012                               13,238
9/30/01                      13,423                               13,828


1 For the period ended September 30, 2001. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993.



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6     SEI Institutional International Trust / Annual Report / September 30, 2001

Emerging Markets Debt Fund

Objective
The Emerging Markets Debt Fund seeks to maximize total return from a portfolio consisting of primarily high yield, below-investment grade fixed income securities from emerging markets of foreign countries. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Under normal circumstances, the Fund is anticipated to be invested primarily in U.S. dollar-denominated emerging debt.


Strategy
Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 10-15 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/ reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.


Analysis
The Emerging Markets Debt Fund returned 4.69% on a net basis for the fiscal year ended September 30, 2001, outperforming the J.P. Morgan Emerging Markets Bond Index Plus return of 1.77%. The Fund's underweights to Argentina and Turkey along with overweights to Mexico and Russia enhanced performance during the fiscal year. The Fund's underweights to South Korea, Qatar and Poland detracted from returns.

Emerging markets debt turned in a volatile year as a slowing U.S. economy, the U.S. Federal Reserve's cut of interest rates by 400bps, a drastic slide in the U.S. equity markets, high oil prices, along with fiscal/political problems in Argentina and Turkey kept investors attention. A steady climb in oil prices was viewed as favorable by investors as oil-exporting countries benefited, and were able to increase reserves. Russia, Venezuela, Algeria, Qatar and Mexico were among some of the emerging countries that reaped the benefit of escalating oil prices. Fiscal crises in Argentina and Turkey, with spillover into Brazil lead those countries to be the only negative performing countries in the marketplace. A rapidly declining U.S. equity market caused some investors to take less risky positions, either moving into higher quality EMD countries or moving money out of EMD completely, thus dropping prices. Emerging market spreads widened 377 basis points from the previous period, and ended the year at 1009 basis points over comparable U.S. Treasuries. In the wake of the market's spread widening, the Fund's overall longer spread duration detracted from return.

By far, the events in Argentina consumed investor's attention during the year. The country experienced a 'roller coaster' of performance during the past year as political, fiscal and economic uncertainty led to increased volatility in the country's bond prices. Argentina is in the midst of a 4-year recession coinciding with an increasing load of debt and in the past year has attempted to come up with different measures to pull itself out of the recession and ease the debt burden on the slowing economy. The country was granted an IMF loan during the year and also completed several bond swaps to stretch out payments to give the country time to begin growing again. Bonds began a precipitous decline in June 2001 as investors speculated that the measures implemented by the country would not be enough to protect the country from a debt default or devaluation of the Peso. Argentina was able to attain further IMF financing to assist in getting through the immediate crisis, however investors were not completely confident that it was over. These concerns forced Argentine bonds down 21% during the fiscal year and the Fund's substantial underweight to the country greatly enhanced relative performance.

Mexico was one of the top performing countries in Latin America during the period returning in excess of 10%. Concern regarding the situation in Argentina, coupled with a greatly enhanced fiscal situation allowed investors to move assets out of riskier countries and into the higher credit quality Mexican bonds. Speculation that S&P would further raise Mexico's debt rating to investment grade fueled investor's




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SEI Institutional International Trust / Annual Report / September 30, 2001     7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2001


Emerging Markets Debt Fund (Concluded)


confidence in the country's bonds. Mexico has shown excellent ability in spurring economic growth coupled with strong desire to cut costs, which are key points looked at by rating agencies. A slow down in the U.S. economy did adversely affect the growth in the Mexican economy somewhat, however the country's ability to cut costs and implement tax reforms is allowing the country to buy back bonds, thus lessening debt servicing costs. The Fund is overweight in Mexico, which benefited returns.

In Europe, Turkey experienced a turbulent year as it too has encountered political, fiscal and economic uncertainty, and bonds declined 2.4% during the fiscal year. Concerns in Turkey arose over the country's banking system and overall liquidity. As a result of these concerns, investors withdrew significant and excessive funds from the country. In early December, the IMF came to the country's aid with a loan package totaling $7.5bn. Turkey will use those funds to implement an economic reform program targeted at restoring the country's banking system and reducing inflation. The IMF package stabilized Turkey's bond prices, however the similarity of Turkey's situation to Argentina added volatility as Argentina had its problems during the year.

The strongest performing country in Emerging Markets Debt Fund during the fiscal year was Russia, which returned over 29%. Improving fundamentals and successful reforms enacted by President Putin continued to support bond prices and narrow spreads. The country was also able to reach a settlement with the Paris Club creditors, which increased the amount of debt owed in 2001 by $4 billion. This settlement was taken well by investors, as the country had no problem meeting that amount of increased debt payment. High oil prices and Russia's ability to increase reserves and collect revenues aided the country's returns. The Fund's overweight to Russia was a large positive contributor to performance for the fiscal year.

Amid the volatile market environment, higher quality countries performed very strongly as investors moved assets in a `flight to quality'. Poland, Qatar and South Korea all performed strongly during the year due to their higher quality stature. The Fund is underweight in all three countries which detracted from performance.

Given the outlook that fundamentals will continue to improve for most emerging market debt countries, and that increased demand for emerging market debt will be sustained, the Fund will continue to maintain a slightly longer spread duration and invest in those countries that exhibit the ability to service their debt.


Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                             Annualized     Annualized
                One Year         3 Year      Inception
                  Return         Return        to Date
--------------------------------------------------------------------------------
Class A             4.69%        20.70%         4.99%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the SEI Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Plus Index

[LINE GRAPH OMITTED]

          SEI Emerging Markets Debt Fund          J.P. Morgan EMBI + Index
6/30/97               10,000                                  10,000
9/30/97               10,620                                  10,691
9/30/98                6,998                                   7,986
9/30/99                9,178                                   9,823
9/30/00               11,755                                  12,576
9/30/01               12,202                                  12,799

1 For the period ended September 30, 2001. Past performance is no indication of future performance. Class A Shares were offered beginning June 29, 1997.



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8     SEI Institutional International Trust / Annual Report / September 30, 2001

SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2001


Report of Independent Public Accountants


To the Board of Trustees and Shareholders of SEI Institutional International Trust



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds (constituting the SEI Institutional International Trust, hereafter referred to as the "Trust") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November XX, 2001




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SEI Institutional International Trust / Annual Report / September 30, 2001     9

SCHEDULE OF INVESTMENTS

International Equity Fund

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 97.4%
AUSTRALIA -- 2.6%
   AMP                                  120,780   $    1,081
   Aristocrat Leisure                   214,672          670
   Australia and New Zealand
     Banking Group                      485,648        3,830
   BHP Billiton ADR                   3,054,144       12,932
   Brambles Industries                  282,304        1,429
   Broken Hill Proprietary ADR           56,377          485
   Cochlear                              12,497          287
   Commonwealth Bank of Australia       106,886        1,377
   Computershare                        201,205          441
   CSL                                   55,495        1,231
   Foster's Brewing Group             1,244,809        3,065
   Lang                                  83,259          439
   Lion Nathan                          166,683          410
   Macquarie Bank                        86,172        1,531
   Macquarie Infrastructure Group       324,866          545
   Mayne Nickless                        75,888          265
   National Australia Bank              342,481        4,337
   News Corporation                     570,043        3,488
   Qantas Airways                       227,802          348
   QBE Insurance Group                  561,161        1,592
   Rio Tinto                             93,804        1,447
   Southcorp                            154,346          575
   Telstra Corporation                2,632,689        6,808
   Wesfarmers                            38,118          558
   Westfield Holdings                    32,052          260
   Westpac Banking                      817,046        5,359
   WMC                                  934,933        3,645
   Woodside Petroleum                    90,200          615
   Woolworths                           499,078        2,919
                                                   ---------
                                                      61,969
                                                   ---------
BELGIUM -- 0.8%
   Fortis (B)                           736,417       18,000
                                                   ---------
CANADA -- 0.8%
   Abitibi-Consolidated                 185,600        1,174
   Alcan Aluminum                         4,600          138
   ATI Technologies*                    171,899        1,351
   Bank of Nova Scotia                   32,258          947
   Bombardier                           222,600        1,636
   Bombardier, Series B                  40,800          300
   CAE                                   24,366          150
   Magna International, Series A         63,900        3,365
   Nortel Networks                      261,010        1,462
   Nortel Networks (NY Shares)          473,900        2,659
   Pancanadian Petroleum*                44,828        1,070
   Telus                                161,395        1,834
   Thomson                              113,900        3,263
   Toronto-Dominion Bank                  2,500           61
                                                   ---------
                                                      19,410
                                                   ---------



--------------------------------------------------------------------------------
                                                 Market Value
Description                             Shares  ($ Thousands)
--------------------------------------------------------------------------------
DENMARK -- 0.0%
   Danisco A/S                           34,585    $   1,220
                                                   ---------
FINLAND -- 1.4%
   Nokia                              1,493,726       24,418
   Nokia ADR                             14,200          222
   Stora Enso Oyj                       696,992        7,776
   UPM-Kymmene                           46,200        1,317
                                                   ---------
                                                      33,733
                                                   ---------
FRANCE -- 9.0%
   Accor                                176,141        5,005
   Air Liquide                           14,000        1,963
   Alstom                               332,468        5,081
   Aventis                              327,589       24,851
   Aventis (Frankfurt Shares)           303,094       22,910
   Bouygues                             185,360        4,784
   Carrefour Supermarche                440,694       21,231
   Castorama Dubois Investissements     372,874       17,318
   Cie de Saint-Gobain                   52,502        7,220
   Compagnie Generale D'Industrielle Et
     De Participation                    11,057          288
   European Aeronautic Defense
     and Space                          502,922        5,427
   Groupe Danone                         82,688       10,768
   LVMH Moet Hennessy Louis Vuitton      52,000        1,653
   Michelin (C.G.D.E.), Class B          52,900        1,395
   Pechiney                              59,600        2,253
   Peugeot                               28,200        1,050
   Sanofi-Synthelabo                    272,332       17,733
   Schneider Electric                    29,500        1,075
   Societe BIC                           40,800        1,256
   Societe Television Francaise 1       130,000        2,486
   Suez Lyonnaise des Eaux STRIP VVPR*   11,000           --
   TotalFinaElf                         256,446       34,448
   Usinor                               122,354          981
   Valeo                                398,299       12,569
   Vivendi Universal                    160,474        7,431
                                                   ---------
                                                     211,176
                                                   ---------
GERMANY -- 5.9%
   Aixtron                               45,400          752
   Allianz                               35,275        7,999
   Bayer                                170,948        4,842
   Bayerische Motoren Werke              75,100        1,912
   DaimlerChrysler                      237,395        7,048
   Deutsche Bank                         33,300        1,815
   Deutsche Telekom                   1,478,921       23,018
   E.ON                                 518,090       26,611
   Epcos                                 31,800        1,043
   Infineon Technologies                100,786        1,235
   Infineon Technologies ADR             24,800          307




--------------------------------------------------------------------------------
10    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Metro                                117,200    $   3,842
   Muenchener Rueckversicherungs        155,767       40,429
   Sap                                  148,610       15,740
   Siemens                               81,085        3,057
                                                   ---------
                                                     139,650
                                                   ---------
GREECE -- 0.1%
   Coca Cola Hellenic Bottling*          78,859          985
   Hellenic Telecommunications
     Organization*                       31,400          509
                                                   ---------
                                                       1,494
                                                   ---------
HONG KONG -- 2.6%
   Amoy Properties                    1,100,000        1,065
   Cathay Pacific Airways               261,000          224
   Cheung Kong                          798,000        6,216
   China Mobile*                      2,756,500        8,765
   China Unicom*                      3,736,000        4,024
   CLP Holdings                       1,098,700        4,226
   CNOOC                                479,500          480
   Dah Sing Financial                   140,800          626
   Denway Motors*                     2,528,000          673
   Esprit Holdings                      528,329          501
   Giordano International             1,120,000          506
   Hang Seng Bank                       246,400        2,551
   Henderson Investment               1,476,000        1,107
   Hong Kong & China Gas              1,254,700        1,568
   Hong Kong Electric Holdings          381,500        1,467
   Hong Kong Land Holdings              927,531        1,484
   Huaneng Power International        1,262,000          716
   Hutchison Whampoa                  1,103,400        8,205
   Johnson ElectricHoldings           1,983,000        1,805
   Legend Holdings                    1,510,000          586
   Li & Fung                          2,310,000        2,192
   Peregrine Investments* (1)           526,000           --
   PetroChina                         1,476,000          282
   Shangri-La Asia                    2,000,000        1,077
   South China Morning Post             518,000          249
   Sun Hung Kai Properties            1,166,800        7,435
   Swire Pacific                        545,000        2,051
   Television Broadcasts                 56,000          152
   Wheelock & Co.                       855,000          586
   Wing Hang Bank                       135,000          422
                                                   ---------
                                                      61,241
                                                   ---------
IRELAND -- 0.3%
   Allied Irish Banks                   277,520        2,495
   CRH                                  283,771        4,212
   Irish Life & Permanent               117,700        1,158
                                                   ---------
                                                       7,865
                                                   ---------


--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
ITALY -- 2.6%
   Assicurazioni Generali*              149,500    $   4,017
   Banca Nazionale Del Lavoro*        2,136,445        4,533
   Eni-Ente Nazionale Idrocarburi*    1,862,131       23,114
   Fiat                                 375,748        6,570
   Ifil - Finanziaria di
     Partecipazioni                     121,059          611
   IntesaBci*                         2,769,353        6,847
   Italcementi                           94,401          647
   Olivetti                             143,100          141
   Telecom Italia*                    1,548,687        6,572
   TIM                                1,497,190        7,347
                                                   ---------
                                                      60,399
                                                   ---------
JAPAN -- 21.0%
   Acom                                  21,600        1,906
   Aderans                               29,000        1,095
   Advantest                             47,100        1,997
   Aiful                                 67,100        5,633
   Aisin Seiki                           85,000        1,102
   Amano                                212,000        1,175
   Aruze                                 32,500          878
   Asahi Glass                          444,000        2,374
   Asahi Kasei                          585,000        1,964
   Asatsu-DK                             76,000        1,786
   Autobacs Seven                        34,912          908
   Avex                                  21,000          776
   Avex (When Issued Shares)*             9,500          335
   Benesse                               12,000          368
   Bridgestone                          120,000          837
   Canon                                749,683       20,578
   Chudenko                             123,000        1,905
   Chugai Pharmaceutical                246,000        3,826
   Circle K Japan                        88,800        2,549
   Credit Saison                        144,000        3,107
   Daiichi Pharmaceutical                73,428        1,541
   Daiwa House Industry                 236,000        1,724
   Daiwa Securities Group             1,053,000        7,301
   Denso                                117,000        1,670
   Don Quijote                           57,000        2,866
   FamilyMart                            94,000        1,823
   Fuji Heavy Industries                381,000        1,753
   Fuji Photo Film                      399,000       13,732
   Fujikura                             198,000          932
   Fujisawa Pharmaceutical               76,000        1,732
   Fujitsu                              653,000        5,476
   Funai Electric                         3,200          180
   Goodwill Group                           129          341
   Heiwa Real Estate                    110,500          259
   Hirose Electric                       80,100        5,043
   Hitachi                              920,000        6,124
   Hitachi Metals                       448,000        1,241
   Honda Motor                          141,900        4,610
   Hosiden                              148,000        2,165




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    11

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Hoya                                  29,800    $   1,551
   Ito-Yokado                            23,000        1,021
   Itochu                             1,940,000        4,869
   Jafco                                 27,200        1,496
   Japan Air Lines                      482,000        1,133
   Japan Airport Terminal               225,000        1,700
   Japan Energy                       1,086,000        1,595
   Japan Tobacco                            824        5,990
   JSR                                  245,000        1,522
   Jusco                                182,000        3,651
   Kamigumi                             506,000        2,175
   Kao                                   61,000        1,503
   KDDI                                     137          375
   Keyence                               20,700        2,780
   Kirin Brewery                        230,000        1,757
   Kokusai Securities                   200,000        1,125
   Konami                                76,000        1,847
   Kyocera                               68,700        4,487
   Lawson                                85,000        3,353
   Mabuchi Motor                         29,000        2,373
   Marui                                104,000        1,425
   Matsushita Communication              57,000        1,569
   Matsushita Electric Industrial       415,000        5,086
   Matsushita Electric Works             32,000          258
   Meitec                                44,000        1,145
   Mitsibushi Pharma                    104,000        1,240
   Mitsubishi Electric                  870,000        3,067
   Mitsubishi Estate                    489,000        4,852
   Mitsubishi Heavy Industries          994,000        3,446
   Mitsubishi Motors*                 1,052,000        1,766
   Mitsui Chemicals                     377,000        1,104
   Mitsui Fudosan                       537,000        6,130
   Mitsui Marine & Fire Insurance     1,024,190        5,752
   Mitsui Mining & Smelting             225,000          586
   Mizuho Holding                         2,085        8,051
   Mori Seiki                           159,000        1,108
   Murata Manufacturing*                139,000        7,969
   Namco                                127,000        1,919
   NEC                                  495,000        4,043
   NGK Spark Plug                       202,000        1,446
   Nichicon                             166,300        1,904
   Nikko Securities                     175,000          930
   Nikon                                221,000        1,549
   Nintendo                              71,100       10,212
   Nippon Broadcasting Systems           48,000        1,503
   Nippon Sheet Glass                   934,000        3,512
   Nippon System Development             34,600        1,557
   Nippon Telegraph & Telephone           3,605       16,825
   Nippon Television Network              3,360          771
   Nissan Motor                       3,032,000       12,649
   Nitto Denko                          117,000        1,748
   Nomura Securities                    748,000        9,776
   NTT Docomo                             1,645       22,232
   Obic                                   6,400        1,187


--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Osaka Gas                            670,000    $   2,160
   Pioneer                              191,300        3,846
   Promise                               45,800        3,076
   Ricoh                                 74,000        1,114
   Rohm                                 179,720       17,500
   Sanken Electric                      198,000          927
   Sankyo                               471,100        8,324
   Santen Pharmaceutical                148,000        2,559
   Secom                                 67,000        3,453
   Sekisui House                        710,000        5,632
   Sharp                                697,000        6,260
   Shimachu                              62,000          952
   Shimamura                              2,500          151
   Shin-Etsu Chemical                   149,500        4,204
   Shionogi                             261,000        4,908
   Shiseido                             200,000        1,723
   SMC                                   19,200        1,513
   Sony                                 303,100       11,169
   Sony ADR                               4,200          139
   Sony Warrants, expiration 12/10/01*    1,100           --
   Sumitomo                             358,000        1,923
   Sumitomo Electric Industries         503,000        4,505
   Sumitomo Mitsui Banking              150,000        1,075
   Sumitomo Realty & Developmnt         307,000        2,144
   Sumitomo Special Metals               62,000          354
   Suzuki Motor                         201,000        1,949
   Taisho Pharmaceutical                 90,000        1,519
   Taiyo Yuden                           65,000          805
   Takeda Chemical Industries            63,000        2,909
   Takefuji                             162,930       12,856
   TDK                                   60,200        2,527
   Teijin                               764,000        3,296
   Terumo                               130,800        2,119
   THK                                  111,000        1,118
   Tokai Rubber Industries              269,000        1,998
   Tokio Marine & Fire Insurance        171,000        1,578
   Tokyo Electric Power                  12,000          299
   Tokyo Electron                       129,800        4,554
   Tokyo Gas                          1,384,000        4,554
   Tokyo Style                          109,000        1,042
   TonenGeneral Sekiyu                  193,000        1,497
   Toppan Forms                          95,200        1,962
   Toppan Printing                      451,398        4,263
   Toray Industries                     689,000        1,862
   Toyo Engineering*                  1,557,000        2,209
   Toyo Seikan Kaisha                   208,000        2,820
   Toyota Motor                         278,800        7,161
   Trend Micro*                          30,000          515
   UFJ Holdings*                            407        2,023
   Ushio                                406,000        5,211
   Yamanouchi Pharmaceutical            705,000       18,937
   Yamatake                             231,000        1,629
   Yokogawa Electric                    104,000          753
                                                   ---------
                                                     493,808
                                                   ---------



--------------------------------------------------------------------------------
12    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
MALAYSIA -- 0.0%
   Westmont Industries* (1)          218,000       $      --
                                                   ---------
MEXICO -- 0.4%
   America Movil SA de CV            155,100           2,300
   America Movil, Series L ADR*       51,000             756
   Telefonos de Mexico ADR*           15,000             484
   Telefonos de Mexico ADR L         174,900           5,648
                                                   ---------
                                                       9,188
                                                   ---------
NETHERLANDS -- 8.5%
   ABN Amro Holding                  236,912           3,907
   Aegon                             361,141           9,446
   Ahold                             491,541          13,653
   Akzo Nobel                        588,532          24,006
   ASM Lithography Holding*          188,100           2,093
   CSM                               124,524           2,523
   Fortis                            146,860           3,587
   Hagemeyer                         110,000           1,466
   Heineken                          136,625           5,179
   Heineken Holding, Cl A            111,250           3,121
   ING Groep                       1,189,024          31,868
   Philips Electronics               615,842          11,946
   Philips Electronics ADR            16,100             311
   Royal Dutch Petroleum             356,203          17,913
   Royal KPN*                        818,121           2,235
   TNT Post Group                  1,159,976          22,174
   Unilever                          203,194          10,992
   VNU                               912,016          25,706
   Wolters Kluwer                    406,070           9,001
                                                   ---------
                                                     201,127
                                                   ---------
NEW ZEALAND -- 0.3%
   Baycorp Holdings                   99,513             445
   Fisher & Paykel Industries         57,100             289
   Fletcher Building                 288,688             306
   Telecom Corporation of New
     Zealand                       3,747,703           6,723
   Warehouse Group                   218,451             533
                                                   ---------
                                                       8,296
                                                   ---------
NORWAY -- 0.8%
   Norsk Hydro                        26,300             965
   Statoil ASA*                    2,643,404          17,584
                                                   ---------
                                                      18,549
                                                   ---------
PORTUGAL -- 0.3%
   Electricidade De Portugal       1,990,473           5,148
   Portugal Telecom ADR              173,400           1,245
                                                   ---------
                                                       6,393
                                                   ---------


--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
SINGAPORE -- 1.1%
   City Developments                 215,000       $     509
   Datacraft Asia*                   158,051             518
   DBS Group Holdings                192,649           1,053
   Fraser & Neave                    289,000           1,178
   Overseas-Chinese Banking          189,150           1,012
   Parkway Holdings Ltd.           1,189,000             653
   Singapore Airlines                240,000           1,087
   Singapore Press Holdings          145,000           1,297
   Singapore Technologies
     Engineering                   2,133,000           2,632
   Singapore Telecommunications    5,488,000           5,624
   Singapore Telecommunications
    CDR*                             656,000             664
   Singapore Telecommunications
     (When Issued Shares)* (1)        92,000              94
   United Overseas Bank            1,468,380           7,980
   Venture Manufacturing
    (Singapore)                      126,000             624
                                                   ---------
                                                      24,925
                                                   ---------
SOUTH KOREA -- 0.8%
   Korea Telecom ADR                 255,902           4,680
   Pohang Iron & Steel ADR           102,326           1,607
   Samsung Electronics GDR           212,030          12,488
                                                   ---------
                                                      18,775
                                                   ---------
SPAIN -- 1.3%
   Banco Bilbao Vizcaya Argentaria   265,600           2,733
   Iberdrola                         323,979           4,411
   Inditex*                          140,200           2,362
   Telefonica*                     1,773,266          19,605
   Telefonica ADR*                    17,956             610
   Uralita*                           96,510             458
                                                   ---------
                                                      30,179
                                                   ---------
SWEDEN -- 2.7%
   Assa Abloy, Class B               161,400           1,815
   Atlas Copco                       896,517          15,631
   Foreningssparbanken               728,296           7,646
   Nordea                            611,566           2,981
   Nordea ADR                      2,882,661          14,176
   Securitas                       1,172,079          18,898
   Telefonaktiebolaget LM Ericsson   504,900           1,827
   Telefonaktiebolaget LM
     Ericsson ADR                     34,000             119
                                                   ---------
                                                      63,093
                                                   ---------
SWITZERLAND -- 7.3%
   Adecco                               399,081       13,603
   Baloise Holdings                      60,669        4,354
   Compagnie Financiere Richemont         5,272        9,950
   Credit Suisse Group*                  96,896        3,387
   Holcim Ltd, Cl B                      42,280        7,951
   Nestle                                76,413       16,308




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    13

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Novartis                             884,061    $  34,619
   Roche Holding                        400,328       28,728
   SGS Societe Generale Surveillance
     Holdings                               409           48
   STMicroelectronics                    60,800        1,306
   STMicroelectronics (NY Shares)        48,000        1,031
   Swiss Reinsurance                     52,258        5,140
   Swisscom                              10,240        2,889
   Syngenta*                            378,174       19,113
   UBS                                  495,844       23,189
                                                   ---------
                                                     171,616
                                                   ---------
TAIWAN -- 0.2%
   Taiwan Semiconductor
     Manufacturing ADR*                 387,509        3,677
                                                   ---------
UNITED KINGDOM -- 26.6%
   Allied Domecq                      2,252,776       12,548
   ARM Holdings*                        251,800          867
   Associated British Foods             511,012        3,413
   AstraZeneca                          246,786       11,312
   AstraZeneca                          408,988       19,024
   AstraZeneca ADR                       15,300          715
   BAA                                  365,593        2,901
   BAE Systems                        8,595,254       41,813
   Barclays                             459,202       12,627
   Boc Group                            355,785        4,902
   BP Amoco                             958,288        7,915
   Brambles Industries*                 993,441        4,694
   British American Tobacco           1,009,157        8,914
   British Telecommunications         4,393,151       21,952
   Bunzl                                685,783        4,586
   Cadbury Schweppes                  3,307,839       21,464
   Centrica                           6,730,211       21,069
   Colt Telecom Group*                  470,944          505
   Compass Group                      3,286,366       22,918
   Diageo                             1,879,020       19,732
   Friends Provident*                 3,283,861        9,315
   GKN                                1,099,104        4,434
   GlaxoSmithKline                    2,157,444       60,879
   Granada                              593,830          812
   GUS                                  598,584        4,751
   Hays                               1,846,235        4,152
   HBOS                                 369,700        3,988
   HSBC Holdings                      1,181,222       12,447
   Imperial Tobacco Group               666,787        8,237
   Innogy Holdings                    1,134,666        3,519
   Lattice Group                      2,394,337        5,490
   Lloyds TSB Group                   1,737,917       16,602
   Marks & Spencer                    2,603,457        9,757
   National Grid Group                  160,500        1,014
   Pearson                              206,700        2,215
   Prudential                           630,632        6,488


--------------------------------------------------------------------------------
                            Shares/Face Amount  Market Value
Description                      ($ Thousands) ($ Thousands)
--------------------------------------------------------------------------------
   Reckitt Benckiser                    198,500    $   2,853
   Reed International                 5,006,220       41,313
   Rentokil Initial                   2,552,998        9,230
   Reuters Group                        294,400        2,592
   RMC Group                            221,885        1,898
   Royal Bank of Scotland Group         511,859       11,269
   Sainsbury (J)                      1,373,138        7,200
   Scottish & Southern Energy           750,033        7,143
   Shell Transport & Trading          4,035,311       30,247
   Shire Pharmaceuticals*                75,000        1,014
   Smith & Nephew                       121,002          614
   Smiths Group                         318,040        3,076
   Somerfield*                          330,475          423
   Standard Chartered                 1,389,899       13,778
   Tate & Lyle                          442,890        1,660
   Unilever                           3,670,137       27,860
   Vodafone Group                    25,790,939       56,857
   Wimpey (George)                      427,093        1,114
   Wolseley                             194,740        1,228
   WPP Group                            946,363        6,885
                                                   ---------
                                                     626,225
                                                   ---------
Total Foreign Common Stock
   (Cost $2,689,686)                               2,292,008
                                                   ---------

FOREIGN CONVERTIBLE BONDS -- 0.4%
JAPAN -- 0.4%
   Capcom
     1.000%, 09/30/05              JPY  173,000        1,539
   Fuji Bank
     0.250%, 02/01/02              JPY  249,000        1,347
   Hellenic Finance
     2.000%, 08/02/05              EUR      190          185
   Sanwa International Finance
     1.250%, 08/01/05              JPY  258,000        1,884
   TB Finance
     0.000%, 10/01/04              JPY  274,000        1,708
   UFJ Holdings
     0.000%, 07/31/14              JPY  266,000        2,144
                                                   ---------
                                                       8,807
                                                   ---------
UNITED STATES -- 0.0%
   MBL International Finance
     3.000%, 11/30/02               $       935          939
                                                   ---------
Total Foreign Convertible Bonds
   (Cost $12,001)                                      9,746
                                                   ---------




--------------------------------------------------------------------------------
14    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                      ($ Thousands) ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.1%
   U.S. Treasury Bills (2)
     2.330%, 02/28/02                  $  2,500   $    2,476
                                                  ----------
Total U.S. Treasury Obligations
   (Cost $2,472)                                       2,476
                                                  ----------
REPURCHASE AGREEMENTS -- 2.1%
   J.P. Morgan Chase
     3.250%, dated 09/28/01,
     matures 10/01/01, repurchase
     price $20,368,638 (collateralized
     by U.S. Government Agency
     Instruments: total market value
     $20,770,928)                       $20,363       20,363
   State Street Bank
     2.000%, dated 09/28/01,
     matures 10/01/01, repurchase
     price $28,048,674 (collateralized
     by U.S. Government Agency
     Instruments: total market value
     $28,623,155)                       $28,044       28,044
                                                  ----------
Total Repurchase Agreements
   (Cost $48,407)                                     48,407
                                                  ----------
Total Investments -- 100.0%
   (Cost $2,752,566)                              $2,352,637
                                                  ==========


*  Non-Income Producing Security
(1) Securities fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
(2) Securities pledged as collateral on open futures contracts.
ADR -- American Depository Receipt
EUR -- Euro
JPY -- Japanese Yen
STRIP -- Separately Traded Registered Interest and Principal Security Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    15

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 87.4%
ARGENTINA -- 0.5%
   Banco Hipotecario                    311,924   $    1,248
   Quilmes Industrial ADR               117,170        1,347
   Telecom Argentina ADR                273,260        2,375
                                                  ----------
                                                       4,970
                                                  ----------
BRAZIL -- 4.8%
   Aracruz Celulose ADR                 173,646        2,579
   Banco Bradesco ADR                   127,540          504
   Brasil Telecom Participacoes ADR      31,300          851
   Cemig ADR*                            44,260          423
   Centrais Eletricas Brasileiras   121,605,300        1,458
   Centrais Eletricas Brasileiras ADR    36,240          218
   Cia de Bebidas das Americas ADR      307,481        4,923
   Cia Energetica de Minas Gerais ADR    11,200          107
   Cia Paranaense dE Energia ADR        103,464          605
   Cia Saneamento Basico             46,900,000        1,914
   Cia Siderurgica Nacional          83,505,300          845
   Cia Siderurgica Nacional ADR          31,000          310
   Cia Vale do Rio Doce ADR             159,848        3,181
   Companhia Brasileira de Distribuicao
     Grupo Pao de Asucar                 44,300          554
   Eletropaulo Metropolitana De Sao
     Paulo                           65,500,000        1,435
   Embratel Participacoes ADR*          190,731          532
   Empresa Bras de Aeronautica ADR       64,000          816
   Lumenis*                              35,995          723
   Petroleo Brasileiro                  102,810        2,037
   Petroleo Brasileiro ADR              406,050        8,019
   Tele Celular Sul Participacoes ADR    94,500          983
   Tele Norte Celular Participacoes ADR   2,050           42
   Tele Norte Leste Participacoes ADR   486,809        4,405
   Telemig Celular Participacoes ADR      3,450           78
   Telesp Celular Participacoes ADR      86,240          455
   Ultrapar Participacoes S.A. ADR      285,000        1,510
   Uniao de Bancos Brasileiros GDR       68,531          994
   Unibanco - Uniao De Bancos
     Brasileiros                        120,050        1,741
   Vale do Rio Doce, ADR                107,850        2,146
   Votorantim Celulose Papel ADR        180,840        2,360
                                                  ----------
                                                      46,748
                                                  ----------
CHILE -- 1.8%
   Banco de A. Edwards ADR              98,784         1,531
   Banco Santander ADR                  44,255           787
   Banco Santiago ADR                   35,445           704
   Cervecerias Unidas ADR              103,303         1,766
   Cia Telecomunicacion Chile ADR*     481,320         4,741
   Distribucion Y Servicio D&S ADR      99,888         1,119


--------------------------------------------------------------------------------
                                                Market Value
Description                            Shares  ($ Thousands)
--------------------------------------------------------------------------------
   Endesa ADR                          249,461    $    2,160
   Enersis ADR                         114,747         1,404
   Quinenco ADR*                       506,000         3,036
                                                  ----------
                                                      17,248
                                                  ----------
CHINA -- 2.8%
   Beijing Datang Power              4,804,000         1,709
   China Petroleum & Chemical        5,014,000           701
   China Southern Airlines*          6,314,000         1,295
   Digital China Holdings*           2,879,600           849
   Guangshen Railway                14,463,000         2,040
   Huaneng Power International       3,927,000         2,228
   PetroChina                       22,904,600         4,376
   PetroChina ADR                      109,350         2,097
   Qingling Motors                  23,460,000         3,519
   Shandong International Power
     Development                     8,976,000         1,703
   Travelsky Technology*             2,183,000         1,469
   Yizheng Chemical Fibre           14,405,400         1,478
   Zhejiang Expressway              16,947,000         3,716
                                                  ----------
                                                      27,180
                                                  ----------
CROATIA -- 0.4%
   Pliva                               498,100         4,333
                                                  ----------
CZECH REPUBLIC -- 0.4%
   Ceske Energeticke Zavo              802,385         1,283
   Cesky Telecom                       184,600         1,127
   Cesky Telecom GDR*                   88,420           548
   Komercini Banka*                     44,355         1,096
   Komercini Banka GDR*                 36,200           263
                                                  ----------
                                                       4,317
                                                  ----------
EGYPT -- 1.0%
   Commercial International Bank GDR   348,600         2,580
   Misr International Bank*            398,100         1,403
   Mobinil-Eqyptian Mobile Netork*     100,520           987
   Orascom Construction Industries*    166,813         1,172
   Paints & Chemical Industry          660,900           677
   Suez Cement*                        339,400         2,715
                                                  ----------
                                                       9,534
                                                  ----------
HONG KONG -- 5.1%
   Brilliance China Automotive      10,460,000         1,515
   China Mobile*                     6,760,500        21,496
   China Overseas Land & Invest      5,506,000           522
   China Pharmaceutical ENT*        13,681,000         1,035
   China Resources Beijing Land      6,276,000         1,489
   China Resources Enterprises         698,000           609



--------------------------------------------------------------------------------
16    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   China Unicom*                     2,889,000     $   3,111
   China Unicom ADR*                   207,900         2,245
   Citic Pacific                       909,000         1,713
   CNOOC                             1,080,500         1,081
   CNOOC ADR                            89,700         1,794
   Denway Motors                     2,860,000           761
   Global Bio-Chem Technology Group  9,750,000         2,338
   Greencool Tech                    5,282,000         1,761
   Hengan International Group        7,912,600         1,694
   Legend Holdings                   4,501,000         1,746
   Mandarin Oriental                 2,511,000           967
   New World China Land*             2,320,800           692
   Shanghai Industrial Holdings      1,377,000         1,880
   Yanzhou Coal Mining               3,232,000           974
                                                  ----------
                                                      49,423
                                                  ----------
HUNGARY -- 2.1%
   Egis                                 34,081         1,415
   Gedeon Richter                       36,800         2,049
   Gedeon Richter GDR                   21,460         1,191
   Matav                             1,128,200         2,910
   Matav ADR                           244,400         3,302
   Mol Magyar Olaj ES Gazipari GDR     172,920         2,559
   Mol Magyar Olaj Es Gazipari Rt.     161,104         2,392
   OTP Bank                             27,150         1,309
   OTP Bank GDR                         67,970         3,235
   Pick Szeged Rt.*                     23,100           224
   Pick Szeged GDR 144a (A)*           148,000           270
                                                  ----------
                                                      20,856
                                                  ----------
INDIA -- 4.2%
   Bajaj Auto GDR 144a (A)             488,000         2,782
   Bses GDR                            133,600         1,703
   Dr. Reddy's Laboratories ADR*        53,000         1,179
   Gas Authority of India GDR*         410,000         2,716
   Grasim Industries GDR               132,000           779
   HDFC Bank ADR*                       41,500           573
   ICICI Banking ADR                    76,000           217
   ICICI Limited ADR                   160,300           793
   Indian Hotels GDR 144a (A)*         406,300         1,473
   Infosys Technologies ADR              5,300           179
   ITC GDR                              66,500           871
   Mahanagar Telephone Nigam GDR     1,178,900         6,484
   Mahindra & Mahindra GDR*          1,101,100         1,266
   Ranbaxy Laboratories GDR             75,300         1,081
   Reliance Industries GDR             473,300         5,301
   State Bank of India GDR             678,960         5,106
   Tata Engineering & Locomotive
     GDR 144a (A)*                   1,640,800         2,871
   Videsh Sanchar Nigam ADR            529,361         5,018
                                                  ----------
                                                      40,392
                                                  ----------


--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
INDONESIA -- 1.4%
   Astra International*              1,960,500    $      389
   Bank Central Asia*                5,925,000           839
   Gudang Garam                      1,382,000         1,424
   HM Sampoerna                      5,957,500         1,948
   Indah Kiat Pulp & Paper*         34,586,500           712
   Indofood Sukses Makmur           28,287,500         2,113
   Indosat (Persero) ADR               183,600         1,520
   Telekomunikasi                    9,481,200         2,588
   Telekomunikasi ADR                  295,300         1,651
                                                  ----------
                                                      13,184
                                                  ----------
ISRAEL -- 3.0%
   AudioCodes*                         262,900           552
   Bank Hapoalim                     4,009,656         7,844
   Bank Leumi Le-Israel                892,000         1,641
   Bezeq*                            1,719,300         1,879
   Check Point Software Technologies*  260,387         5,734
   ECI Telecom                         441,900         1,104
   Elbit Systems                        31,700           521
   IDB Development                      11,420           243
   Nice Systems ADR*                     9,760           126
   Orbotech*                            36,240           683
   RADWARE*                             54,600           477
   Taro Pharmaceuticals Industries*     25,200           886
   Teva Pharmaceutical Industries       70,380         4,255
   Teva Pharmaceutical Industries ADR   54,210         3,277
                                                  ----------
                                                      29,222
                                                  ----------
MALAYSIA -- 5.7%
   AMMB Holdings Berhad                841,600           653
   Berjaya Sports Toto Berhad        1,463,000         1,702
   British American Tobacco Berhad     341,800         3,126
   Courts Mammoth Berhad             2,251,000         1,896
   Gamuda Berhad                     1,420,000         1,570
   Genting Berhad                    1,640,800         3,994
   IOI Corporation Berhad            4,500,000         4,050
   Malayan Banking Berhad            3,103,400         8,412
   OYL Industries Berhad               553,400         2,184
   Perusahaan Otomobil Nasional        299,000           480
   Petronas Gas Berhad               1,074,000         1,639
   Public Bank Berhad                  471,000           322
   Resorts World Berhad              1,488,000         2,291
   Sime Darby Berhad                 3,935,000         4,763
   Telekom Malaysia Berhad           3,444,000         8,338
   Tenaga Nasional Berhad            3,752,800         9,728
                                                  ----------
                                                      55,148
                                                  ----------



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    17

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
MEXICO -- 12.0%
   Alfa, Class A                     4,119,149      $  2,962
   America Movil, Series L                 600            --
   America Movil, Series L ADR         910,424        13,501
   Apasco                              645,800         2,783
   Carso Global Telecom*               784,568         1,525
   Cemex                             1,258,880         5,134
   Cemex ADR                            14,164           291
   Coca-Cola Femsa ADR                  93,495         1,846
   Consorcio ARA*                    1,510,800         1,890
   Controladora Comercial
     Mexicana                        1,223,800           727
   Controladora Comercial
     Mexicana GDR                       86,000         1,037
   Corporacion Interamericana
     de Entretenimiento, Class B*    1,690,300         3,376
   Desc, Series B                    7,354,400         2,397
   Fomento Economico Mexicano        1,269,589         3,603
   Fomento Economico
     Mexicano ADR                      111,951         3,187
   Grupo Aeroportuario
     de Sureste ADR*                    44,600           419
   Grupo Aeroportuario
     de Sureste, Cl B*                 850,300           787
   Grupo Carso*                        291,770           657
   Grupo Continental S.A.            1,022,200         1,236
   Grupo Financiero Banorte*           994,327         1,453
   Grupo Financiero BBVA
     Bancomer*                       8,351,410         5,759
   Grupo Financiero Inbursa*           351,681           983
   Grupo Iusacell ADR*                  26,000            58
   Grupo Mexico                        196,170           278
   Grupo Modelo                      1,162,600         2,530
   Grupo Televisa*                      48,700         1,398
   Grupo Televisa GDR*                 136,299         3,912
   Kimberly-Clark de Mexico, Cl A    3,142,604         8,738
   Organizacion Soriana*               380,300           660
   Panamerican Beverages, Cl A          41,932           707
   Pepsi-Gemex S.A.*                   567,200         2,978
   Telefonos de Mexico ADR L           838,099        27,062
   Tubos de Acero de Mexico ADR        236,207         2,126
   Walmart de Mexico ADR*              118,772         2,486
   Walmart De Mexico Series C        2,058,305         3,895
   Walmart De Mexico Series V        2,074,645         4,338
                                                  ----------
                                                     116,719
                                                  ----------
PANAMA -- 0.3%
   Banco Latinoamericano
     de Exportaciones                   95,900         2,786
                                                  ----------

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
PERU -- 0.2%
   Buenaventura ADR                     52,818      $  1,144
   Credicorp                            67,369           559
                                                  ----------
                                                       1,703
                                                  ----------
PHILIPPINES -- 1.3%
   ABS-CBN Broadcasting                740,200           328
   Ayala Land                        4,025,000           337
   Bank of Philippine Islands          539,718           526
   First Philippine Holdings*          656,600           297
   La Tondena Distillers             1,955,600           952
   Manila Electric, Cl B*            5,407,400         3,580
   Metropolitan Bank & Trust*          115,700           435
   Philippine Long Distance
     Telephone                          56,500           528
   Philippine Long Distance
     Telephone ADR                     247,250         2,337
   San Miguel                          251,200           250
   SM Prime Holdings                23,322,900         2,725
   Universal Robina                  5,393,740           441
                                                  ----------
                                                      12,736
                                                  ----------
POLAND -- 1.6%
   Bank Polska Kasa Opieki
     Grupa Pekao*                       85,733         1,331
   Bank Polska Kasa Opieki
     Grupa Pekao 144a (A)*              31,130           486
   Bank Rozwoju Eksportu                39,005           875
   Elektrim*                           526,250         2,353
   KGHM Polska Miedz                   901,075         2,260
   KGHM Polska Miedz GDR                93,900           455
   Polski Koncern Naftowy Orlen        251,200           915
   Polski Koncern Naftowy GDR          169,400         1,194
   Powszechny Bank Kredytowy            71,963         1,515
   Powszechny Bank Kredytowy GDR        99,470         2,099
   Telekomunikacja Polska*             837,040         2,361
                                                  ----------
                                                      15,844
                                                  ----------
RUSSIA -- 3.2%
   Gazprom ADR                         342,470         3,021
   Lukoil Holdings ADR                 183,380         6,880
   Mobile Telesystems ADR*             112,492         2,761
   Mosenergo ADR                       391,200         1,236
   Norilsk Nickel ADR*                 206,480         2,268
   Sibneft ADR*                         73,800           373
   Surgutneftegaz ADR*                 636,570         7,123
   Unified Energy Systems              564,050         4,981
   Unified Energy Systems ADR           79,700           704
   Vimpel Communications ADR*          115,650         1,899
                                                  ----------
                                                      31,246
                                                  ----------



--------------------------------------------------------------------------------
18    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
SOUTH AFRICA -- 10.5%
   ABSA Group                        1,901,650      $  7,864
   Aeci                                 82,200           144
   African Bank Investments          5,319,520         4,600
   Anglo American                      465,023         5,544
   Anglo American Platinum             339,340        11,302
   Aveng                               558,600           491
   Barloworld                          563,100         3,069
   Billiton                            199,100           798
   BOE                               2,440,400         1,035
   Edgars Consolidated Stores          299,200           933
   FirstRand                         9,345,300         7,729
   Foschini                          1,852,417         1,481
   Gold Fields                         252,800         1,142
   Harmony Gold Mining ADR             214,200         1,137
   Harmony Gold Mining Warrants,
     Expiration 06/29/03*               71,400           136
   Impala Platinum Holdings             53,300         1,882
   Ixchange Technology Holdings*     4,969,130           276
   Liberty Group                       150,100           870
   Metro Cash & Carry*              24,824,568         4,217
   Murray & Roberts Holdings*          613,200           483
   Nampak                            2,810,700         3,354
   Naspers                             448,100           731
   Nedcor                              192,700         2,824
   Profurn*                          8,811,860           470
   Remgro                              480,108         3,171
   Sage Group                          917,116           876
   Sanlam                            7,352,940         7,665
   Sappi                               464,650         4,003
   Sasol                             1,662,960        13,588
   South African Breweries              86,600           533
   Standard Bank Investment            255,039           875
   Steinhoff International Holdings  2,333,300         1,839
   Super Group                       2,111,400         2,086
   Tiger Brands                        371,500         2,400
   Venfin*                             390,208           749
   Woolworths Holdings               2,991,700         1,235
                                                  ----------
                                                     101,532
                                                  ----------
SOUTH KOREA -- 12.8%
   Cheil Communications                 43,320         3,047
   Cheil Jedang                         51,040         1,477
   Daishin Securities                  120,000           493
   Good Morning Securities*            271,290           639
   H&CB                                215,790         4,614
   H&CB ADR                            248,121         2,556
   Hyundai Motor                       380,630         4,883
   Hyundai Securities*                  75,800           388
   Kookmin Bank                        639,200         7,859


--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Korea Electric Power                819,270      $ 13,138
   Korea Electric Power ADR            498,600         4,413
   Korea Fine Chemical                  74,680           918
   Korea Telecom                        35,800         1,214
   Korea Telecom ADR                   340,000         6,219
   LG Electronics                       97,050           860
   LG Home Shopping                     30,232           990
   LG Household & Health Care*          54,170         1,158
   Pohang Iron & Steel                 186,180        11,474
   Pohang Iron & Steel ADR             142,390         2,236
   Samsung                             419,540         1,858
   Samsung Electronics                 205,250        21,944
   Samsung Electronics GDR              17,900         1,054
   Samsung Fire & Marine                40,480         1,110
   Samsung Securities*                 140,000         3,042
   Shinhan Financial Group*            333,240         2,514
   Shinsegae Department Store           59,071         4,150
   SK Corporation                      565,970         4,754
   SK Telecom                           47,850         7,600
   SK Telecom ADR                      400,340         7,382
                                                  ----------
                                                     123,984
                                                  ----------
TAIWAN -- 8.8%
   Accton Technology GDR*              535,466         1,232
   Acer Communications & Multimedia  1,333,000         1,105
   Acer                                900,958           268
   Acer GDR                            173,670           243
   Advanced Semiconductor
     Engineering ADR*                    3,978             9
   Advanced Semiconductor
     Engineering**                   5,571,340         2,454
   Ambit Microsystems                  697,500         2,254
   Arima Computer                      117,300            39
   Ase Test*                            57,300           441
   Asustek Computer                    995,750         2,986
   Asustek Computer GDR*               800,090         2,488
   Bank Sinopac*                     7,116,889         2,681
   Cathay Life Insurance             1,333,180         1,375
   Chang WA Commercial Bank          1,849,160           659
   China Development Industrial
     Bank*                           1,137,895           560
   China Steel                       4,106,970         1,446
   China Steel ADR 144a (A)            200,236         1,311
   China Steel GDR                     121,334           795
   Chinatrust Commercial Bank        2,896,280         1,477
   Compal Electronics                1,359,000         1,016
   Compal Electronics GDR              386,771         1,412
   Compeq Manufacturing*               808,000           791
   D-Link                            1,344,695         1,103
   D-Link GDR*                         204,610           824




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    19

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Delta Electronic Industrial       1,237,293      $  1,352
   Elan Microelectronics*            1,748,100         1,363
   Far Eastern Textile*                  9,459            28
   Fubon Insurance                     895,000           690
   Fubon Insurance GDR*                664,230         5,480
   HON HAI Precision Industry          628,200         1,984
   HON HAI Precision Industry GDR*     219,840         1,418
   Macronix International*           1,355,400           711
   Macronix International ADR*          93,862           476
   NAN YA Plastic                    6,618,486         3,721
   Nien Hsing Textile*               1,621,200           850
   President Chain Store               952,650         1,808
   Quanta Computer                   1,156,250         2,161
   Realtek Semiconductor               271,500           739
   Ritek                               731,074         1,060
   Siliconware Precision*            1,677,725           831
   Siliconware Precision ADR*          304,273           733
   Standard Foods Taiwan*              810,064           851
   Sunplus Technology                  521,100           989
   Sunplus Technology GDR*             308,789         1,081
   Taiwan Semiconductor
     Manufacturing*                 10,416,400        14,096
   Taiwan Semiconductor
     Manufacturing ADR*                381,240         3,618
   United Microelectronics*          9,012,609         7,025
   United Microelectronics ADR*        348,062         1,852
   United World Chinese
     Commercial Bank                 2,143,000         1,298
   Yageo*                              728,000           390
                                                  ----------
                                                      85,574
                                                  ----------
THAILAND -- 1.4%
   Advanced Info Service               394,100         4,218
   Bangkok Bank*                       648,300           590
   Bec World                           127,000           640
   Hana Microelectronics               606,000           456
   Land & House*                       425,000           334
   National Finance*                 2,085,200           375
   PTT Exploration &
     Production Public                 360,000           890
   Saha Union                        2,543,300           758
   Siam Cement*                         76,500           819
   Siam Makro                          889,900           795
   Thai Farmers Bank*               10,133,000         3,759
                                                  ----------
                                                      13,634
                                                  ----------


--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
TURKEY -- 1.0%
   Akcimento Ticaret               236,214,100     $     803
   Anadolu Efes Biracilik Ve Malt
     Sanayii                        62,877,062           996
   Enka Holding Yatirim              2,400,000           122
   Eregli Demir Ve Celik Fabrik*    35,961,000           311
   Hurriyet Gazeteci*              622,592,272           803
   Migros Turk TAS                  17,277,000           926
   Sabanci Holding*                152,500,000           399
   Tupras Turkiye Petrol Rafine    112,057,500           630
   Turk Ekonomi Bankasi GDR*           468,000           386
   Turkcell Iletisim Hizmet*       125,052,594           323
   Turkcell Iletisim Hizmet ADR*       418,063           322
   Turkiye IS Bankasi              427,766,654         1,454
   Uzel Makina Sanayii ADR*            282,200           120
   Vestel Elektronik Sanayi*       253,304,000           277
   Yapi VE Kredi Bankasi*        1,036,225,402         1,523
                                                  ----------
                                                       9,395
                                                  ----------
UNITED KINGDOM -- 0.8%
   Billiton                            173,200           712
   Dimension Data Holdings*          1,807,976         1,867
   Old Mutual                        1,883,800         3,246
   South African Breweries             372,000         2,323
                                                  ----------
                                                       8,148
                                                  ----------
VENEZUELA -- 0.3%
   Compania Anonima Nacional Telefonos
     de Venezuela                      108,270         2,496
                                                  ----------
Total Foreign Common Stock
   (Cost $1,023,351)                                 848,352
                                                  ----------

FOREIGN PREFERRED STOCK -- 5.0%
BRAZIL -- 4.7%
   Banco Bradesco                1,269,558,859         5,044
   Banco Itau S.A.                  93,688,020         5,964
   Brasil Telecom                  527,260,991         1,935
   Brasil Telecom Participacoes     89,220,297           491
   Celular CRT Participacoes         4,059,123           526
   Cemig                           547,460,175         5,269
   Centrais Eletricas Brasileiras  296,378,600         3,263
   Centrais Eletricas Brasileiras
    ADR                                 58,600           327
   Cia de Bebidas das Americas       4,234,500           679
   Cia Paranaense de Energia       104,176,969           605
   Cia Vale do Rio Doce                157,713         3,118
   Cia Vale do Rio Doce Unconverted
     Participants*                       8,352            --



--------------------------------------------------------------------------------
20    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                                Market Value
Description                             Shares ($ Thousands)
--------------------------------------------------------------------------------
   Duratex                           6,000,000     $      82
   Embratel Participacoes          147,450,200           414
   Gerdau S.A.                     254,168,000         1,294
   Itausa - Investimentos            1,559,748         1,045
   Petrol Brasileiro                    57,788         1,110
   Petroleo Brasileiro ADR             506,345         9,722
   Tele Norte Celular
     Participacoes                 679,425,906           277
   Tele Norte Leste Participacoes   12,646,000           115
   Telecomunicacoes Brasileiras        135,220         3,422
   Telemig Celular Participacoes   160,200,000           183
   Telesp Celular Participacoes     66,768,692           143
   Votorantim Celulose E Papel       8,285,000           216
                                                  ----------
                                                      45,244
                                                  ----------
RUSSIA -- 0.1%
   Surgutneftegaz                       76,900         1,038
                                                  ----------
SOUTH KOREA -- 0.1%
   Samsung Electronics                  33,620         1,512
                                                  ----------
THAILAND -- 0.1%
   Siam Commercial Bank*             4,210,600         1,396
                                                  ----------
Total Foreign Preferred Stock
   (Cost $63,191)                                     49,190
                                                  ----------

EQUITY LINKED WARRANTS (B) -- 5.8%
INDIA -- 4.6%
   Bharat Petroleum*                   315,120         1,057
   Cipla*                               54,510         1,281
   Dr. Reddy's Laboratories*           137,350         5,130
   Hero Honda Motors*                  583,352         2,273
   Hindustan Lever*                  2,427,193        10,561
   Infosys Technologies*                99,635         4,957
   ITC*                                438,280         5,294
   Larsen & Toubro*                    445,680         1,469
   Mahanagar Telephone Nigam*          469,020         1,261
   Nestle India*                       109,698         1,227
   Ranbaxy Laboratories*               198,000         2,694
   Reliance Industries*                552,750         3,074
   Satyam Computer Services*           918,500         2,461
   State Bank of India*                247,700           854
   Wipro*                               49,230         1,087
                                                  ----------
                                                      44,680
                                                  ----------


--------------------------------------------------------------------------------
                            Shares/Face Amount  Market Value
Description                        (Thousands) ($ Thousands)
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.2%
   Korea Telecom                        45,200    $    1,545
                                                  ----------
TAIWAN -- 1.0%
   China Development*                1,509,080           744
   Compeq Manufacturing*                67,083            66
   Formosa Plastic*                     27,369            23
   Formusa Chemical & Fiber*            75,280            46
   Mediatek*                           134,400           983
   Taiwan Semiconductor*             2,923,822         3,962
   United Microeletronic*            4,459,193         3,482
                                                  ----------
                                                       9,306
                                                  ----------
Total Equity Linked Warrants
   (Cost $68,052)                                     55,531
                                                  ----------

REPURCHASE AGREEMENTS -- 1.8%
   J.P. Morgan
     3.250%, dated 09/28/01,
     matures 10/01/01, repurchase
     price $2,631,134 (collateralized
     by U.S. Government Agency
     Instruments:total market value
     $2,684,889)                        $2,630         2,630
   State Street Bank
     2.000%, dated 09/28/01,
     matures 10/01/01, repurchase
     price $15,250,541 (collateralized
     by U.S. Government Agency
     Instruments:total market value
     $15,579,502)                      $15,248        15,248
                                                  ----------
Total Repurchase Agreements
   (Cost $17,878)                                     17,878
                                                  ----------
Total Investments -- 100.0%
   (Cost $1,172,472)                                $970,951
                                                  ==========


*   Non-Income Producing Security
(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    21

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 89.8%
BELGIUM -- 4.0%
   Government of Belgium
      7.000%, 05/15/06                  46,600    $   47,298
                                                  ----------
CANADA -- 3.2%
   Government of Canada
      9.000%, 06/01/25                  10,360         9,162
      6.000%, 09/01/05                  16,280        10,883
      5.500%, 06/01/09                  27,255        17,601
                                                  ----------
                                                      37,646
                                                  ----------
CAYMAN ISLANDS -- 1.7%
   MBNA Europe 144a (A)
      4.486%, 05/19/04              EUR 21,860        19,904
                                                  ----------
DENMARK -- 2.3%
   Kingdom of Denmark
      8.000%, 05/15/03                  94,650        12,307
      7.000%, 11/15/07                 110,500        15,184
                                                  ----------
                                                      27,491
                                                  ----------
FINLAND -- 4.7%
   Government of Finland
      7.250%, 04/18/06                  55,240        56,351
                                                  ----------
FRANCE -- 4.9%
   Government of France OAT STRIP
      0.000%, 10/25/16                  44,943        18,059
   Government of France Treasury Note
      5.000%, 07/12/05                  42,584        40,164
                                                  ----------
                                                      58,223
                                                  ----------
GERMANY -- 22.3%
   Bundesrepublic Deutscheland
      6.000%, 01/04/07                  27,445        27,194
      5.625%, 01/04/28                   5,650         5,167
      5.250%, 07/04/10                 217,158       205,479
   Bundesschatzanweisungen
      4.000%, 12/14/01                  30,000        27,340
                                                  ----------
                                                     265,180
                                                  ----------
GREECE -- 1.9%
   Hellenic Republic
      8.700%, 04/08/05                  21,224        22,201
                                                  ----------



--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
HUNGARY -- 2.7%
   Government of Hungary
      9.250%, 05/12/05               8,780,650    $   31,558
                                                  ----------
ITALY -- 4.1%
   Republic of Italy
     (Buoni Poliennali del Tesoro)
      4.750%, 03/15/06               EU 52,440        48,727
                                                  ----------
JAPAN -- 7.4%
   European Investment Bank
      3.000%, 09/20/06               2,881,000        27,182
   International Bank for
     Reconstruction &
     Development
      4.750%, 12/20/04               3,885,000        37,339
   Japan Bank for International
     Cooperation
      2.875%, 07/28/05               1,600,000        14,721
      2.875%, 07/28/05               1,000,000         9,200
                                                  ----------
                                                      88,442
                                                  ----------
NETHERLANDS -- 4.7%
   Kingdom of Netherlands
      5.500%, 01/15/28                  62,112        55,972
                                                  ----------
NEW ZEALAND -- 1.1%
   Government of New Zealand
      8.000%, 04/15/04                  29,745        12,820
                                                  ----------
NORWAY -- 1.0%
   Kingdom of Norway
      5.750%, 11/30/04                 105,000        11,702
                                                  ----------
POLAND -- 1.4%
   Government of Poland Zero Coupon
      0.000%, 04/21/03                  88,249        17,215
                                                  ----------
SPAIN -- 4.8%
   Government of Spain
      3.250%, 01/31/05                  63,835        56,854
                                                  ----------
SWEDEN -- 2.0%
   Kingdom of Sweden
     10.250%, 05/05/03                 198,500        20,347
      8.000%, 08/15/07                  36,900         4,008
                                                  ----------
                                                      24,355
                                                  ----------



--------------------------------------------------------------------------------
22    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 9.6%
   European Investment Bank
      6.000%, 12/07/28                   3,630    $    5,788
   United Kingdom Treasury
      8.000%, 12/07/15                   9,225        17,857
      7.500%, 12/07/06                  50,048        82,309
      6.250%, 11/25/10                   5,100         8,211
                                                  ----------
                                                     114,165
                                                  ----------
UNITED STATES -- 6.0%
   Federal Home Loan Bank
      5.250%, 01/15/06              EUR 21,000        19,851
   Ford Motor Credit
      6.125%, 09/19/05              EUR 12,260        11,396
   KFW International Finance
      1.750%, 03/23/10           JPY 4,507,000        39,995
                                                  ----------
                                                      71,242
                                                  ----------
Total Foreign Bonds
   (Cost $1,062,614)                               1,067,346
                                                  ----------

U.S. TREASURY OBLIGATIONS -- 2.7%
   U.S. Treasury Bills (2)
      2.300%, 11/29/01                  25,619        25,521
   U.S. Treasury Notes
      4.625%, 05/15/06                   6,742         6,980
                                                  ----------
Total U.S. Treasury Obligations
   (Cost $32,231)                                     32,501
                                                  ----------
TIME DEPOSIT -- 7.5%
   Banca Commerciale Italian
      0.010%, 12/20/01          JPY 10,608,536        89,050
                                                  ----------
Total Time Deposit
   (Cost $90,343)                                     89,050
                                                  ----------
Total Investments -- 100.0%
   (Cost $1,185,188)                              $1,188,897
                                                  ==========


*   Non-Income Producing Security
(1) In local currency unless otherwise indicated.
(2) Securities pledged as collateral on open futures contracts.
(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
EUR -- Euro
JPY -- Japanese Yen
OAT -- Obligations Assimilables de Tresor
STRIP -- Separately Traded Registered Interest and Principal Security



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    23

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 99.3%
ALGERIA -- 2.1%
   Republic of Algeria FRN Tranche 1
     Restructured
      5.813%, 09/04/06                   7,244      $  5,795
   Republic of Algeria FRN Tranche 3
     Restructured
      5.813%, 03/04/10                   3,847         2,962
                                                    --------
                                                       8,757
                                                    --------
ARGENTINA -- 14.1%
   Republic of Argentina
     14.250%, 11/30/02                   1,800         1,476
     12.250%, 06/19/18                   1,800           958
     12.000%, 02/01/20                     300           159
      7.000%, 12/19/08                  40,609        24,365
   Republic of Argentina (B)
      0.000%, 10/15/01                   1,958         1,943
      0.000%, 10/15/02                  10,775        10,141
      0.000%, 10/15/03                   5,600         4,088
      0.000%, 10/15/04                      13             7
   Republic of Argentina FRB 144a (A)
      5.563%, 03/31/05                   3,072         2,158
   Republic of Argentina FRN 144a (A)
     13.969%, 04/10/05                  13,390         9,407
   Republic of Argentina Registered
     11.750%, 02/12/07                 ARS 800           383
      8.750%, 07/10/02                   4,140         3,246
                                                    --------
                                                      58,331
                                                    --------
BRAZIL -- 17.9%
   Federal Republic of Brazil
     12.250%, 03/06/30                  39,230        28,540
     11.000%, 08/17/40                  67,189        43,753
   Federal Republic of Brazil DCB FRB
      5.500%, 04/15/12                   2,500         1,475
   Federal Republic of Brazil
    Registered FRB
      5.438%, 04/15/06                     112            94
                                                    --------
                                                      73,862
                                                    --------
COLOMBIA -- 2.5%
   Republic of Colombia
     11.750%, 02/25/20                   7,200         6,880
      9.750%, 04/23/09                     375           367
      8.700%, 02/15/16                   2,420         1,837
      8.375%, 02/15/27                   2,000         1,360
                                                    --------
                                                      10,444
                                                    --------


--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
COSTA RICA -- 1.2%
   Government of Costa Rica (A)
      9.995%, 08/01/20                   2,200      $  2,343
   Government of Costa Rica, Series B
      6.250%, 05/21/15                   2,600         2,548
                                                    --------
                                                       4,891
                                                    --------
ECUADOR -- 4.0%
   Republic of Ecuador 144a (A)
     12.000%, 11/15/12                   6,010         3,922
      4.000%, 08/15/30                   7,495         3,017
   Republic of Ecuador Registered
      5.000%, 08/15/30                  23,400         9,418
                                                    --------
                                                      16,357
                                                    --------
IVORY COAST -- 0.4%
   Ivory Coast FLIRB 144a (A) (B) (C)
      2.000%, 03/29/18                   2,500           375
   Ivory Coast FLIRB Registered (B) (C)
      2.000%, 03/29/18                   4,000           600
   Ivory Coast PDI (B) (C)
      2.000%, 03/29/18                   4,988           698
                                                    --------
                                                       1,673
                                                    --------
JAMAICA -- 1.2%
   Government of Jamaica 144a (A)
     12.750%, 09/01/07                   2,375         2,577
   Government of Jamaica Registered
     10.875%, 06/10/05                   2,500         2,575
                                                    --------
                                                       5,152
                                                    --------
MEXICO -- 8.0%
   Petroleos Mexicanos
      9.500%, 09/15/27                  11,750        11,471
   United Mexican States
     11.375%, 09/15/16                   6,265         7,245
      9.875%, 02/01/10                   1,000         1,073
      9.750%, 04/06/05                     175           192
   United Mexican States Global Bond
      8.125%, 12/31/19                  14,490        13,077
                                                    --------
                                                      33,058
                                                    --------
MOROCCO -- 4.4%
   Morocco R&C Loan FRN, Tranche A
      5.094%, 01/01/09                  21,070        18,120
                                                    --------
PANAMA -- 2.4%
   Government of Panama IRB
      5.000%, 07/17/14                  11,796         9,938
                                                    --------




--------------------------------------------------------------------------------
24    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
PERU -- 2.9%
   Republic of Peru FLIRB
      4.000%, 03/07/17                  12,605      $  8,083
   Republic of Peru PDI
      4.500%, 03/07/17                   5,290         3,710
                                                    --------
                                                      11,793
                                                    --------
PHILIPPINES -- 2.5%
   Government of Philippines
      9.875%, 01/15/19                  13,100        10,283
                                                    --------
POLAND -- 2.0%
   Poland PDI Non-US Global Bearer 144a (A)
      6.000%, 10/27/14                   4,750         4,693
   Republic of Poland RSTA
      4.250%, 10/27/24                     925           703
   Telekomunikacja Polska 144a (A)
      7.750%, 12/10/08                   2,750         2,838
                                                    --------
                                                       8,234
                                                    --------
RUSSIA -- 24.0%
   Republic of Bulgaria FLIRB Non-U.S.
     Global Bearer, Series A
      4.602%, 07/28/12                  21,200        16,642
   Russian Federation
     10.000%, 06/26/07                  13,040        11,548
      8.250%, 03/31/10                  21,385        16,180
   Russian Federation (A)
      8.250%, 03/31/10                   6,906         5,225
      5.000%, 03/31/30                  49,036        22,297
   Russian Federation Registered
      5.000%, 03/31/30                  60,050        27,305
                                                    --------
                                                      99,197
                                                    --------
TURKEY -- 2.2%
   Republic of Turkey Global Bond
     11.875%, 01/15/30                  11,450         9,274
                                                    --------
UNITED STATES -- 2.1%
   Pemex Project Funding Master Trust
      8.500%, 02/15/08                   8,750         8,750
                                                    --------
URUGUAY -- 0.5%
   Republic of Uruguay
      8.750%, 06/22/10                   1,975         2,094
                                                    --------


--------------------------------------------------------------------------------
                                   Face Amount  Market Value
Description                    (Thousands) (1) ($ Thousands)
--------------------------------------------------------------------------------
VENEZUELA -- 4.9%
   Government of Venezuela
     13.625%, 08/15/18                     105      $     97
   Government of Venezuela
     Discount FRB, Series W-B
      4.875%, 03/31/20                   4,850         3,589
   Government of Venezuela Discount,
     Series A 144a (A)
      5.125%, 03/31/20                  22,600        16,724
   Government of Venezuela Par Rights*
     expiration 04/15/20                   239            --
                                                    --------
                                                      20,410
                                                    --------
Total Foreign Bonds
   (Cost $433,496)                                   410,618
                                                    --------
REPURCHASE AGREEMENT -- 0.7%
   State Street Bank
     3.150%, dated 09/28/01,
     matures 10/01/01, repurchase price
     $2,842,746 (collateralized
     by U.S. Government Agency
     Instruments:total market value
     $2,898,978)                         2,842         2,842
                                                    --------
Total Repurchase Agreement
   (Cost $2,842)                                       2,842
                                                    --------
 Total Investments -- 100.0%
   (Cost $436,338)                                  $413,460
                                                    ========



*   Non-Income Producing Security
(1) In U.S. dollars unless otherwise indicated.
(A) Securities sold with terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Zero coupon security.
(C) Security in default on interest payments.
ARS -- Argentina Peso
FLIRB -- Front Loaded Interest Reduction Bond
FRB -- Floating Rate Bond
FRN -- Floating Rate Note
IRB -- Interest Revenue Bond
PDI -- Past Due Interest
RSTA -- Revolving Short Term Agreement
Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    25

Statement of Assets and Liabilities ($ Thousands)

September 30, 2001

----------------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL    EMERGING MARKETS  INTERNATIONAL FIXED   EMERGING MARKETS
                                                    EQUITY FUND         EQUITY FUND          INCOME FUND          DEBT FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investment securities, at market value
     (Cost $2,752,566, $1,172,472, $1,185,188,
     and $436,338, respectively)                     $2,352,637          $  970,951           $1,188,897           $413,460
   Cash                                                   3,227                  --                1,487                 --
   Foreign currency, at market value
     (Cost $12,220, $11,261, $0, and $0, respectively)   12,207              11,274                   --                 --
   Dividends and interest receivable                      4,884               4,901               23,199             12,541
   Foreign tax reclaim receivable                         3,024                  --                  691                 --
   Receivable for investment securities sold            435,741              30,181              288,727             35,443
   Receivable for shares of beneficial interest sold     10,130               4,528                  599                197
   Variation margin receivable                              614                  --                   --                 --
   Unrealized gain on forward foreign currency contracts    233                  --                   --                 --
   Prepaid expenses                                          10                   4                    4                  5
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                       2,822,707           1,021,839            1,503,604            461,646
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investment securities purchased          450,536               6,136              270,313                 --
   Payable for shares of beneficial interest redeemed     3,880               1,798               25,781              2,080
   Unrealized loss on forward foreign currency contracts     --                 839                7,411                 --
   Variation margin payable                                  --                  --                  114                 --
   Management fees payable                                  904                 586                  608                260
   Investment advisory fees payable                       1,009                 869                  152                208
   Shareholder servicing fees payable                       502                 225                  254                100
   Accrued expenses                                         631                 469                  137                 48
   Payable to custodian bank                                 --                 211                  190                 --
   Foreign capital gains tax payable                         --                 278                   --                 --
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                    457,462              11,411              304,960              2,696
----------------------------------------------------------------------------------------------------------------------------
   Net Assets                                        $2,365,245          $1,010,428           $1,198,644           $458,950
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in-capital-- Class A                         $3,252,804          $1,624,040           $1,260,075           $443,676
   Undistributed net investment income
     (accumulated net investment loss)                    3,192                (610)             (48,036)            37,163
   Accumulated net realized gain (loss) on investments (491,017)           (410,344)             (10,170)               990
   Net unrealized appreciation (depreciation)
     on investments                                    (399,929)           (201,799)*              3,709            (22,878)
   Net unrealized appreciation on futures contracts         513                  --                   71                 --
   Net unrealized depreciation on forward foreign
     currency contracts, foreign currencies and
     translation of other assets and liabilities
     denominated in foreign currencies                     (318)               (859)              (7,005)                (1)
----------------------------------------------------------------------------------------------------------------------------
   Net Assets                                        $2,365,245          $1,010,428           $1,198,644           $458,950
----------------------------------------------------------------------------------------------------------------------------
   Outstanding shares of beneficial interest (thousands)
     (unlimited authorization - no par value)           286,545             166,132              118,400             50,851
   Net Asset Value, Offering and Redemption
     Price Per Share-- Class A                            $8.25               $6.08               $10.12              $9.03
----------------------------------------------------------------------------------------------------------------------------

*Net of $277,740 accrued foreign capital gains taxes on appreciated securities. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
26    SEI Institutional International Trust / Annual Report / September 30, 2001

Statements of Operations ($ Thousands)

For the year ended September 30, 2001

----------------------------------------------------------------------------------------------------------------------------
                                                 INTERNATIONAL            EMERGING        INTERNATIONAL            EMERGING
                                                        EQUITY      MARKETS EQUITY         FIXED INCOME        MARKETS DEBT
                                                          FUND                FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                         $  49,558            $ 32,167              $    --             $    --
   Interest                                              1,341               2,435               48,360              56,894
   Less: Foreign Taxes Withheld                         (4,927)             (3,132)                  (2)                 --
----------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                              45,972              31,470               48,358              56,894
----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                      12,594               8,219                7,026               3,240
   Investment advisory fees                             14,133              13,277                1,756               4,237
   Shareholder servicing fees                            6,996               3,161                2,927               1,246
   Custodian/wire agent fees                             1,989               2,076                  518                  75
   Professional fees                                        88                  34                   40                  17
   Registration & filing fees                              165                  72                   34                  15
   Printing fees                                           190                  82                   84                  35
   Trustee fees                                             15                   7                    7                   3
   Pricing fees                                             29                  12                   13                   5
   Miscellaneous expenses                                   18                   6                    8                   8
----------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                       36,217              26,946               12,413               8,881
----------------------------------------------------------------------------------------------------------------------------
   Less, Waiver of:
   Investment Advisory Fees                               (369)             (2,270)                  --              (1,310)
   Shareholder Servicing Fees                               --                  --                 (711)               (845)
----------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                         35,848              24,676               11,702               6,726
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   10,124               6,794               36,656              50,168
----------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS:
   Net Realized Gain (Loss) from
     Security Transactions                            (439,745)           (241,081)               6,930               5,859
   Net Realized Gain (Loss) from
     Futures Contracts                                 (17,554)                 --                5,878                  --
   Net Realized Loss on Forward
     Foreign Currency Contracts
     and Foreign Currency Transactions                  (3,020)             (4,715)             (66,848)                 (3)
   Net Change in Unrealized Appreciation
     (Depreciation) on Forward Foreign Currency
     Contracts, Foreign Currencies, and Translation
     of Other Assets and Liabilities in Foreign Currency  (243)               (882)                 553                  (4)
   Net Change in Unrealized Appreciation (Depreciation)
     on Futures Contracts                                4,043                  --                 (257)                 --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                    (556,090)           (253,718)*             55,585             (31,413)
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCEY TRANSACTIONS    (1,012,609)           (500,396)               1,841             (25,561)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       $(1,002,485)          $(493,602)             $38,497             $24,607
----------------------------------------------------------------------------------------------------------------------------

*Net of $251,991 increase in accrued foreign capital gains taxes on appreciated securities.
Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    27

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

----------------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL                 EMERGING MARKETS
                                                                        EQUITY FUND                     EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                   2001           2000             2001           2000
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  $  10,124    $   20,526        $    6,794    $   (5,610)
   Net realized gain (loss) from investment transactions          (457,299)       81,283          (241,081)       49,993
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions                    (3,020)       (2,669)           (4,715)       (2,471)
   Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts, futures contracts,
     foreign currencies, and translation of other assets and
     liabilities denominated in foreign currency                     3,800        (3,903)             (882)          421
   Net change in unrealized depreciation on investments           (556,090)     (117,844)         (253,718)*    (112,010)**
----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets from operations                   (1,002,485)      (22,607)         (493,602)      (69,677)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
   Net investment income:
     Class A                                                       (17,570)       (7,033)               --          (587)
     Class D                                                            (2)           (1)               --            --
   Net realized gains:
     Class A                                                       (77,378)      (36,907)               --            --
     Class D                                                            (9)           (8)               --            --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                             (94,959)      (43,949)               --          (587)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from shares issued                                   2,536,234     2,554,782           841,095     1,069,751
   Reinvestment of cash distributions                               88,552        40,706                --           552
   Cost of shares redeemed                                      (2,115,981)   (1,419,516)         (622,098)     (581,917)
----------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from Class A transactions                508,805     1,175,972           218,997       488,386
----------------------------------------------------------------------------------------------------------------------------
   CLASS D(1):
   Proceeds from shares issued                                          --            80                --            --
   Reinvestment of cash distributions                                   10             9                --            --
   Cost of shares redeemed                                            (470)          (46)               --            --
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from Class D transactions        (460)           43                --            --
----------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions  508,345     1,176,015           218,997       488,386
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          (589,099)    1,109,459          (274,605)      418,122
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                                           2,954,344     1,844,885         1,285,033       866,911
----------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                               $ 2,365,245    $2,954,344        $1,010,428    $1,285,033
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (THOUSANDS):
   CLASS A:
   Shares issued                                                   237,478       189,656           106,222        96,424
   Shares issued in lieu of cash distributions                       7,734         3,108                --            48
   Shares redeemed                                                (198,311)     (105,728)          (79,871)      (51,686)
----------------------------------------------------------------------------------------------------------------------------
   Total Class A transactions                                       46,901        87,036            26,351        44,786
----------------------------------------------------------------------------------------------------------------------------
   CLASS D(1):
   Shares issued                                                        --             5                --            --
   Shares issued in lieu of cash distributions                           1             1                --            --
   Shares redeemed                                                     (40)           (3)               --            --
----------------------------------------------------------------------------------------------------------------------------
   Total Class D transactions                                          (39)            3                --            --
----------------------------------------------------------------------------------------------------------------------------
   Net increase in capital shares                                   46,862        87,039            26,351        44,786
----------------------------------------------------------------------------------------------------------------------------

 * Net of $251,991 increase in accrued foreign capital gains taxes on appreciated securities.
** Net of $340,171 decrease in accrued foreign capital gains taxes on appreciated securities.
(1) Class D shares were fully liquidated on January 31, 2001.
Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
28    SEI Institutional International Trust / Annual Report / September 30, 2001

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

--------------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL                 EMERGING MARKETS
                                                                     FIXED INCOME FUND                   DEBT FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                   2001           2000             2001           2000
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        $   36,656    $   30,510         $  50,168      $ 42,113
   Net realized gain (loss) from investment transactions            12,808        (9,838)            5,859        27,874
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions                   (66,848)      (42,161)               (3)           --
   Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts, foreign
     currencies, futures contracts and translation of
     other assets and liabilities denominated in
     foreign currencies                                                296        (4,616)               (4)            3
   Net change in unrealized appreciation (depreciation)
     on investments                                                 55,585       (69,734)          (31,413)       19,762
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from operations            38,497       (95,839)           24,607        89,752
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
   Net investment income:
     Class A                                                            --       (14,878)          (47,108)      (28,920)
   Net realized gains:
     Class A                                                            --            --                --            --
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                  --       (14,878)          (47,108)      (28,920)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from shares issued                                     391,178       613,573           137,899       216,289
   Reinvestment of cash distributions                                   --        14,289            46,340        28,405
   Cost of shares redeemed                                        (336,615)     (221,001)         (193,342)      (98,965)
--------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                     54,563       406,861            (9,103)      145,729
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            93,060       296,144           (31,604)      206,561
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                                           1,105,584       809,440           490,554       283,993
--------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                                $1,198,644    $1,105,584          $458,950      $490,554
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (THOUSANDS):
   CLASS A:
   Shares issued                                                    39,647        59,171            14,966        24,257
   Shares issued in lieu of cash distributions                          --         1,332             5,340         3,386
   Shares redeemed                                                 (33,935)      (21,231)          (21,014)      (11,114)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in capital shares                         5,712        39,272              (708)       16,529
--------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    29

Financial Highlights

For a Share Outstanding Throughout Each Period For the years ended September 30, (unless otherwise indicated)

-------------------------------------------------------------------------------------------------------------------------

                                     Net Realized
                                              and               Distributions
               Net Asset        Net    Unrealized Distributions          from                                    Ratio of
                  Value, Investment         Gains      from Net      Realized  Net Asset            Net Assets   Expenses
               Beginning     Income      (Losses)    Investment       Capital Value, End   Total End of Period to Average
               of Period     (Loss) on Securities        Income         Gains  of Period Return+  ($Thousands) Net Assets
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2001           $12.33     $0.03       $(3.73)      $(0.07)         $(0.31)     $ 8.25  (30.85)%  $2,365,245     1.28%
   2000            12.09      0.08         0.43        (0.04)          (0.23)      12.33    4.15     2,953,872     1.29++
   1999(1)          9.16      0.04         3.34        (0.10)          (0.35)      12.09   37.86     1,844,459     1.28
   1998(1)(2)      10.15      0.07        (1.06)          --              --        9.16   (9.75)      966,707     1.24
   1998(1)          9.67      0.17         0.77        (0.18)          (0.28)      10.15   10.21       851,542     1.21
   1997            10.00      0.09         0.47        (0.07)          (0.82)       9.67    5.70       524,062     1.28

EMERGING MARKETS EQUITY FUND
   CLASS A
   2001           $ 9.19    $ 0.04       $(3.15)       $  --          $   --      $ 6.08  (33.84)%  $1,010,428     1.95%
   2000(1)          9.13     (0.05)        0.12        (0.01)             --        9.19    0.71     1,285,033     1.96
   1999             6.17     (0.03)        3.00        (0.01)             --        9.13   48.23       866,911     1.95
   1998(2)         10.55      0.07        (4.45)          --              --        6.17  (41.52)      498,470     1.95
   1998            12.87     (0.03)       (2.25)       (0.03)          (0.01)      10.55  (17.72)      509,748     1.95
   1997            10.93      0.01         1.96        (0.02)          (0.01)      12.87   18.02       221,474     1.95

INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2001           $ 9.81    $ 0.33       $(0.02)       $  --          $   --      $10.12    3.16%   $1,198,644     1.00%
   2000            11.03      0.31        (1.35)       (0.18)             --        9.81   (9.58)    1,105,584     1.00
   1999            11.89      0.30        (0.42)       (0.53)          (0.21)      11.03   (1.36)      809,440     1.00
   1998(2)         10.68      0.40         0.81           --              --       11.89   11.33       533,800     1.00
   1998            10.53      0.23         0.11        (0.10)          (0.09)      10.68    3.23       408,974     1.00
   1997            10.77      0.71        (0.49)       (0.38)          (0.08)      10.53    1.85       204,219     1.00

EMERGING MARKETS DEBT FUND
   CLASS A
   2001           $ 9.51    $ 0.94       $(0.53)      $(0.89)          $  --      $ 9.03    4.69%   $  458,950     1.35%
   2000             8.11      0.84         1.33        (0.77)             --        9.51   28.07       490,554     1.35
   1999             6.83      0.84         1.19        (0.75)             --        8.11   31.15       283,993     1.35
   1998(2)         10.31     (0.11)       (3.37)          --              --        6.83  (33.75)      162,938     1.35
   1998(3)         10.00      0.56           --        (0.25)             --       10.31    5.64       154,284     1.35


--------------------------------------------------------------
                                      Ratio of Net
             Ratio of Net   Ratio of    Investment
               Investment   Expenses Income (Loss)
                   Income to Average    to Average
                   (Loss) Net Assets    Net Assets Portfolio
               to Average (Excluding    (Excluding  Turnover
               Net Assets   Waivers)      Waivers)      Rate
--------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2001              0.36%    1.29%        0.35%         91%
   2000              0.79     1.30         0.78          73
   1999(1)           0.39     1.31         0.36          61
   1998(1)(2)        1.60     1.31         1.53          66
   1998(1)           1.31     1.30         1.22          75
   1997              1.11     1.42         0.97         117

EMERGING MARKETS EQUITY FUND
   CLASS A
   2001              0.54%    2.13%        0.36%        126%
   2000(1)          (0.46)    2.12        (0.62)        110
   1999             (0.35)    2.14        (0.54)        129
   1998(2)           1.51     2.24         1.22          46
   1998             (0.12)    2.36        (0.53)         76
   1997             (0.04)    2.55        (0.64)        100

INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2001              3.13%    1.06%        3.07%        235%
   2000              3.17     1.11         3.06         190
   1999              2.97     1.22         2.75         278
   1998(2)           3.61     1.21         3.40         112
   1998              3.92     1.24         3.68         280
   1997              3.99     1.39         3.60         352

EMERGING MARKETS DEBT FUND
   CLASS A
   2001             10.06%    1.78%        9.63%        196%
   2000             10.67     1.80        10.22         227
   1999             12.27     1.82        11.80         184
   1998(2)          10.28     1.84         9.79         186
   1998(3)           8.05     1.94         7.46         269

+   Returns are for the period indicated and have not been annualized.
++ The ratio of expenses to average net assets, excluding interest expense, is 1.28% for the year ended September 30, 2000.
(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2) For the seven month period ended September 30, 1998. All ratios for the period have been annualized. Prior to September 30, 1998, the fiscal year end of the Trust was February 28 or 29.
(3) The Emerging Markets Debt Class A shares were offered beginning June 29, 1997. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
30    SEI Institutional International Trust / Annual Report / September 30, 2001

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1. ORGANIZATION
SEI Institutional International Trust, (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds. Effective January 31, 2001 the Class D shares of the International Equity Fund were fully liquidated.


2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investment securities that are listed on a securities exchange for which market quotations are readily available are valued by an independent pricing service at the last quoted sales price for such securities, or if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at amortized cost, which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are valued at fair value using good faith pricing procedures approved by the Board of Trustees.

FEDERAL INCOME TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- Net asset value per share is calculated on a daily basis by dividing the assets of each Fund less its liabilities by the number of outstanding shares of the Fund.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral to cover principal and interest, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty of the repurchase agreement.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

For foreign equity securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.





--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    31

NOTES TO FINANCIAL STATEMENTS


The Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

The Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- The International Equity Fund and the International Fixed Income Fund utilized futures contracts during the period ended September 30, 2001. The Funds investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of its benchmark index.

Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked to market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

#EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

OPTION SELLING/PURCHASING -- The Funds may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

CLASSES -- Class-specific expenses, such as Shareholder Servicing for Class A and 12b-1 and Transfer Agent for Class D, are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.





--------------------------------------------------------------------------------
32    SEI Institutional International Trust / Annual Report / September 30, 2001

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

--------------------------------------------------------------------------------

                                   Accumulated  Undistributed
                                      Realized Net Investment
                 Paid-in-Capital   Gain/(Loss)         Income
                           (000)         (000)          (000)
--------------------------------------------------------------------------------
International Equity Fund   $102        $  959      $ (1,061)
Emerging Markets
   Equity Fund                --         3,636        (3,636)
International Fixed
   Income Fund                --        59,889       (59,889)
Emerging Markets
   Debt Fund                  --             3            (3)

These reclassifications are primarily attributable to the reclassification of gains on the sale of passive foreign investment companies, the reclassification of realized foreign exchange gains and losses from accumulated net realized gain
(loss) on foreign currency transactions to undistributed net investment income and the reclassification of net operating losses to paid in capital from accumulated net investment loss.

These reclassifications have no effect on the net asset values per shares.

OTHER -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

ACCOUNTING STANDARDS ISSUED BUT NOT YET IMPLEMENTED -- In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Trust expects that the impact of the implementation of the new audit guide will not be material to the financial statements.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS
SEI Investments Fund Management (the "Manager") and the Trust are parties to a management agreement dated September 30, 1988, under which the Manager provides management, administrative and shareholder services to the Trust for an annual fee equal to .45% of the average daily net assets of the International Equity Fund, .60% of the average daily net assets of the International Fixed Income Fund, and .65% of the average daily net assets of the Emerging Markets Equity and Emerging Markets Debt Funds. The Manager has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each Fund.

SEI Investments Management Corporation ("SIMC") acts as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds. Under the Investment Advisory Agreement, SIMC receives an annual fee of
 .505% of the average daily net assets of the International Equity Fund, 1.05% of the average daily net assets of the Emerging Markets Equity Fund, and .85% of the average daily net assets of the Emerging Markets Debt Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each fund.

SIMC has entered into investment sub-advisory agreements with the following parties:


--------------------------------------------------------------------------------
                                                     Date of
Investment Sub-Adviser                             Agreement
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
BlackRock International, Ltd.                       12/13/99
Capital Guardian Trust Company                      06/29/98
Jardine Fleming International
   Management, Inc.                                 10/11/00
Martin Currie, Inc.                                 09/28/00
Morgan Stanley Investment Management, Inc.          10/01/01
Oechsle International Advisors, LLC                 06/22/99
EMERGING MARKETS EQUITY FUND
Morgan Stanley Dean Witter
   Investment Management, Inc.                      09/15/98
Nicholas-Applegate Capital
   Management, Inc.                                 09/10/98
Schroder Investment Management
   North America, Inc.                              04/04/00
SG Pacific Asset Management, Inc.
   and SGY Asset Management
   (Singapore) Ltd.                                 03/23/98
The Boston Company Asset
   Management                                       09/18/00
EMERGING MARKETS DEBT FUND
Salomon Brothers Asset
   Management, Inc.                                 06/30/97

Strategic Fixed Income, LLC, the Adviser for the International Fixed Income Fund, is a party to an investment advisory agreement with the Trust dated June 15, 1993. Under the investment advisory agreement,






--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    33

NOTES TO FINANCIAL STATEMENTS


Strategic Fixed Income, LLC, receives an annual fee of .15% of the average daily net assets of the Fund.

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and a registered broker-dealer, serves as each Fund's distributor pursuant to a distribution agreement with the Trust. Effective April 15, 1996, the Trust adopted a shareholder servicing plan (the "Class A Plan") pursuant to which a shareholder servicing fee of up to .25% of the average daily net assets attributable to the Class A shares are paid to the Distributor. Under the Class A Plan, the Distributor may perform, or may compensate other service providers for performing certain shareholder and administrative ser-vices. The Distributor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of each fund.

The International Equity Fund has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to which a 12b-1 fee of up to .30% of the average daily net assets attributable to the Class D shares is paid to the Distributor. For the period ended January 31, 2001, the Distributor was taking a fee under the Class D Plan of .25% of the average daily net assets attributable to Class D shares. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Effective January 31, 2001, the Class D shares were fully liquidated.

Under both the Class A Plan and the Class D Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. In addition, Class D shares incurred transfer agency fees of up to .15% of the average daily net assets. Class D shares were also subject to a 5% sales load on purchases of shares.

Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of the Manager. Compensation of affiliated Officers and Trustees is paid by the manager.

For the year ended September 30, 2001, the Funds paid commissions of $2,527,222 to affiliated broker-dealers.

The International Equity and Emerging Markets Equity Funds also used the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Such commissions for the year ended September 30, 2001 were $16,817 and $8,545, respectively.


4. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds enter into forward foreign currency exchange contracts as hedges against fund positions and anticipated fund positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at September 30, 2001:

--------------------------------------------------------------------------------
                                                         In     Unrealized
    Maturity                       Contracts to    Exchange  Appreciation/
      Dates                     Deliver/Receive         For (Depreciation)
--------------------------------------------------------------------------------
International Equity Fund
FOREIGN CURRENCY PURCHASES:
10/02/01-10/04/01           AUD      18,087,180 $  8,888,385 $     36,784
10/02/01-10/03/01           CAD       2,846,295    1,802,867       (1,097)
10/01/01-10/03/01           CHF      42,468,066   26,291,877      (20,110)
10/03/01                    DKK       6,245,620      763,495        1,405
10/01/01-10/03/01           EUR     142,615,549  130,836,008     (958,090)
10/01/01-10/03/01           GBP     121,529,554  179,349,809     (739,486)
10/03/01-10/04/01           HKD      43,180,866    5,536,169          246
10/01/01-10/03/01           JPY   8,416,934,976   70,879,001     (223,881)
10/01/01                    NOK         389,383       43,879           22
10/01/01-10/03/01           SEK      96,388,102    9,029,876        5,407
10/01/01-10/02/01           SGD       5,896,480    3,734,720     (396,586)
                                               ------------  -----------
                                               $437,156,086  $(2,295,386)
                                               ------------  -----------
FOREIGN CURRENCY SALES:
10/03/01-10/04/01           AUD      19,699,117 $  9,689,646  $   (30,788)
10/01/01-10/03/01           CAD      32,627,681   20,682,191       27,972
10/01/01-10/03/01           CHF      45,784,563   28,258,070      (66,110)
10/03/01                    DKK      21,990,832    2,688,267       (4,948)
10/01/01-10/03/01           EUR     204,901,982  188,141,774    1,539,402
10/01/01-10/03/01           GBP      48,491,569   71,529,376      262,512
10/03/01-10/04/01           HKD      55,294,485    7,089,284         (269)
10/01/01-10/03/01           JPY   9,339,131,184   78,764,627      368,789
10/01/01-10/02/01           NOK      58,677,027    6,661,464       45,943
10/01/01-10/03/01           NZD       5,706,447    2,303,995      (17,299)
10/03/01                    SEK      18,198,561    1,711,952        6,062
10/01/01-10/02/01           SGD       6,596,480    4,131,771      397,350
                                               ------------  ------------
                                               $421,652,417  $  2,528,616
                                               ------------  ------------
                                                             $    233,230
                                                             ============




--------------------------------------------------------------------------------
34    SEI Institutional International Trust / Annual Report / September 30, 2001

--------------------------------------------------------------------------------
                                                           In     Unrealized
    Maturity                        Contracts to     Exchange   Appreciation
      Dates                      Deliver/Receive          For (Depreciation)
--------------------------------------------------------------------------------
Emerging Markets Equity Fund
FOREIGN CURRENCY PURCHASES:
01/18/02                      MXP    107,937,772 $ 11,400,000  $  (370,222)
                                                 ------------  -----------
FOREIGN CURRENCY SALES:
01/18/02                      MXP    153,380,298 $ 15,205,000  $  (468,388)
                                                 ------------  -----------
                                                               $  (838,610)
                                                               ===========
International Fixed Income Fund
FOREIGN CURRENCY PURCHASES:
11/29/01                      AUD     43,893,495 $ 21,584,908  $     6,040
11/29/01                      CAD     14,744,384    9,382,910      (58,505)
11/29/01                      CHF    120,544,401   76,150,435   (1,507,967)
11/29/01                      EUR    515,244,038  475,449,968   (7,172,395)
11/29/01                      GBP    189,104,735  276,125,293      871,524
10/01/01-11/29/01             JPY 33,159,007,911  286,621,842   (7,006,983)
11/29/01                      NZD      1,189,800      489,008       (7,600)
11/29/01                      PZL     89,170,471   21,070,527       26,920
11/29/01                      SEK     31,236,192    2,954,336      (30,469)
                                               --------------  -----------
                                               $1,169,829,227 $(14,879,435)
                                               --------------  -----------
FOREIGN CURRENCY SALES:
11/29/01                      AUD     52,710,811 $ 25,831,170    $ (96,963)
11/29/01                      CAD    133,971,928   85,254,844      530,478
11/29/01                      CHF    109,052,400   68,049,450      522,959
11/29/01                      DKK    103,842,330   12,895,664      204,342
10/03/01-11/29/01             EUR    429,941,699  395,871,941    5,100,829
11/29/01                      GBP    193,536,426  282,775,100     (713,168)
11/29/01                      HUF  9,421,557,581   32,908,474     (122,348)
11/29/01                      JPY 17,235,922,449  146,713,408    1,352,102
11/29/01                      NOK    106,073,862   12,280,621      399,099
11/29/01                      NZD     33,016,843   13,568,272      209,259
11/29/01                      PZL    159,373,211   37,554,548     (152,642)
11/29/01                      SEK    298,160,183   28,144,250      234,938
                                               --------------  -----------
                                               $1,141,847,742  $ 7,468,885
                                               --------------  -----------
                                                               $(7,410,550)
                                                               ===========

CURRENCY LEGEND
AUD   Australian Dollar        HUF   Hungarian Forint
CAD   Canadian Dollar          JPY   Japanese Yen
CHF   Swiss Franc              MXP   Mexican Peso
DKK   Danish Krone             NOK   Norwegian Krone
EUR   Euro                     PZL   Polish Zloty
GBP   British Pounds Sterling  SEK   Swedish Krona
HKD   Hong Kong Dollar         SGD   Singapore Dollar



5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the year ended September 30, 2001, were as follows:


--------------------------------------------------------------------------
                                  Purchases            Sales
                              ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------
International Equity Fund        $3,013,069       $2,461,192
Emerging Markets Equity Fund      1,656,436        1,439,024
International Fixed Income Fund   2,047,815        1,771,492
Emerging Markets Debt Fund          609,475          606,650

The International Fixed Income Fund purchased ($ thousands) $76,466 and sold $71,049 in U.S. government securities, during the year ended September 30, 2001.

For Federal income tax purposes, the cost of securities owned at September 30, 2001 and the net realized gains or losses on securities sold for the year then ended were different from the amounts reported for financial reporting purposes. The Federal tax cost, aggregate gross unrealized appreciation and depreciation at September 30, 2001 for the Funds is as follows:


--------------------------------------------------------------------------
                                                                     Net
                                                              Unrealized
                      Federal   Appreciated   Depreciated   Appreciation
                     Tax Cost    Securities    Securities (Depreciation)
                ($ Thousands) ($ Thousands) ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------
International Equity
   Fund            $2,834,682      $69,842      $(551,887)   $(482,045)
Emerging Markets
   Equity Fund      1,268,844       52,297       (350,468)    (298,171)*
International Fixed
   Income Fund      1,191,979       14,584        (17,666)      (3,082)
Emerging Markets
   Debt Fund          443,735        8,590        (38,865)     (30,275)

*Net of $277,740 in accrued foreign capital gains taxes on appreciated securities.

Subsequent to October 31, 2000, the following Funds had recognized net capital and net foreign currency losses that have been deferred to 2002 for tax purposes and can be used to offset future capital and foreign currency gains at September 30, 2002. The Funds also had capital loss carryforwards at September 30, 2001, that can be used to offset future capital gains.

--------------------------------------------------------------------------
                                                  Capital Loss
                  Post 10/31/00  Post 10/31/00      Carryovers
                   Capital Loss  Currency Loss        Expiring
                       Deferral       Deferral       2006-2009
                  ($ Thousands)  ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------
International Equity
Fund                   $414,621       $ 1,626       $    --
Emerging Markets
Equity Fund             166,421         5,146       151,552
International Fixed
Income Fund               3,378        55,402            --
Emerging Markets
Debt Fund                    --             2            --

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    35

NOTES TO FINANCIAL STATEMENTS

During the fiscal year ended September 30, 2001, the International Fixed Income Fund and Emerging Markets Debt Fund utilized capital loss carryforwards of ($ thousands) $3,690 and $3,813, respectively, to offset capital gains.

6. FUTURES CONTRACTS
The following Funds had futures contracts open as of September 30, 2001:

--------------------------------------------------------------------------
Contract     Number of       Market       Settlement  Unrealized
Description  Contracts        Value            Month  Gain/(Loss)
--------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
DJ Euro Stoxx     266    $8,042,574    December 2001   $358,420
FT-SE 100 Index    65     4,695,802    December 2001    106,660
Hang Seng Index     4       255,786     October 2001     16,463
SPI 200 Index      23       870,867    December 2001     20,209
Topix Index        51     4,345,253    December 2001     11,017
                                                       --------
                                                       $512,769
                                                       ========

INTERNATIONAL FIXED INCOME FUND
Japan 10 Year
   Bond           124  $145,202,720    December 2001   $ 70,909
                                                       ========

7. INVESTMENT RISKS
Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

8. LOAN PARTICIPATIONS AND BRADY BONDS
The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

9. OTHER
On September 30, 2001, one shareholder held approximately 85%, 81%, 82%, and 84% of the outstanding shares of the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund, respectively. This shareholder is comprised of omnibus accounts, which are held on behalf of several individual shareholders.




--------------------------------------------------------------------------------
36    SEI Institutional International Trust / Annual Report / September 30, 2001

Notice to Shareholders (Unaudited)


For shareholders that do not have a September 30, 2001 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2001 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2001 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year.

--------------------------------------------------------------------------
                      Long Term      Ordinary
                  Capital Gains        Income
                  Distributions  Distributions        Foreign Tax
Portfolio           (Tax Basis)    (Tax Basis)  Total      Credit
--------------------------------------------------------------------------
International Equity        77%           23%    100%        22%

Emerging Markets Equity      0%            0%      0%         0%

International Fixed Income   0%            0%      0%         0%

Emerging Markets Debt        0%          100%    100%         0%




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    37

Notes





--------------------------------------------------------------------------------
38    SEI Institutional International Trust / Annual Report / September 30, 2001

Notes




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2001    39

Notes





--------------------------------------------------------------------------------
40    SEI Institutional International Trust / Annual Report / September 30, 2001

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2001


Robert A. Nesher, CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco


OFFICERS
Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER

James R. Foggo
CONTROLLER AND CHIEF FINANCIAL OFFICER

Lydia Gavalis
VICE PRESIDENT, ASSISTANT SECRETARY

Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY

Robert S. Ludwig
VICE PRESIDENT, ASSISTANT SECRETARY

Timothy D. Barto
VICE PRESIDENT, ASSISTANT SECRETARY

Sherry K. Vetterlein
VICE PRESIDENT, ASSISTANT SECRETARY

William E. Zitelli
VICE PRESIDENT, ASSISTANT SECRETARY

Christine McCullough
VICE PRESIDENT, ASSISTANT SECRETARY

Richard W. Grant
SECRETARY


INVESTMENT ADVISER
SEI Investments Management Corporation

Strategic Fixed Income LLC

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Investments Fund Management

DISTRIBUTOR
SEI Investments Distribution Co.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP



This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

SEI INVESTMENTS


SEI Investments Distribution Co.
Oaks, PA 19456
1 800-DIAL-SEI (1 800 342 5734)



SEI-F-018 (9/01)